NUVEEN Exchange-Traded Funds

April 30, 1999

Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NPI
Premium Income

NPM
Premium Income 2

NPT
Premium Income 4

Photo of: Man Fishing.

                                   Highlights
                              As of April 30, 1999


                                    Contents

                    1    Dear Shareholder
                    3    Portfolio Manager Roundtable
                    6    NPI's Performance Overview
                    7    NPM's Performance Overview
                    8    NPT's Performance Overview
                    9    Portfolio of Investments
                    33   Statement of Net Assets
                    34   Statement of Operations
                    35   Statement of Changes in Net Assets
                    36   Notes to Financial Statements
                    41   Financial Highlights
                    44   Building a Better Portfolio
                    45   Fund Information


Nuveen Premium Income Municipal Fund, Inc. (NPI)

                    o    Taxable-equivalent yield of 8.13% *

                    o Outperformed the total return of its Lipper Peer Group and the Lehman Brothers Municipal Bond Index **

Pie Chart:
AAA/U.S. Guaranteed                63%
AA                                 23%
A                                  7%
BBB/NR                             7%


Nuveen Premium Income Municipal Fund 2, Inc. (NPM)


                    o    Taxable-equivalent yield of 8.42% *

                    o Outperformed the total return of its Lipper Peer Group and the Lehman Brothers Municipal Bond Index **

Pie Chart:
AAA/U.S. Guaranteed                59%
AA                                 11%
A                                  20%
BBB/NR                             10%


Nuveen Premium Income Municipal Fund 4, Inc. (NPT)


                    o    Taxable-equivalent yield of 8.38% *

                    o Outperformed the total return of its Lipper Peer Group and the Lehman Brothers Municipal Bond Index **

Pie Chart:
AAA/U.S. Guaranteed                50%
AA                                 17%
A                                  17%
BBB/NR                             16%




     * For investors in the 31% federal income tax bracket. See your Fund's Performance Overview for more information.

     ** The Lipper Peer Group return represents the average annualized returns of the funds in the appropriate Lipper Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

          The Lehman Brothers Municipal Bond Index is an unleveraged index covering a broad range of investment-grade municipal bonds. The return for the index does not reflect any initial or ongoing expenses.

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I'm pleased to inform you that over the past six months, your Nuveen Exchange-Traded Fund continued to meet its primary objective of providing you dependable tax-free income and an attractive after-tax total return. The combination of these two components demonstrates once again that Nuveen's municipal bond funds can serve as excellent investment options for income-oriented investors.


The Year in Review
The past six to 12 months saw the U.S. economy continue its pattern of non-inflationary growth, accompanied by low interest rates and unemployment levels that remain among the lowest in three decades. Much of the current economic growth is propelled by consumer demand, which has helped the U.S. resist the downward pull of weaker overseas markets. All indications point to a confident American consumer who is comfortable with the current state of the economy, especially the performance of the housing, stock, and job markets. This confidence is reflected in the most recent Consumer Confidence Index report issued by the Conference Board, which showed a record-setting seventh consecutive month of gains in May. On the global front, the turmoil of the past two years appears to be fading somewhat, as international financial markets have begun to recover.

Inflation in the U.S. continued to operate at benign levels, with an increase of 2.2% for the 12 months ended April 30, 1999. Despite a spike in consumer prices in April, which was propelled by rising energy costs (which have subsequently declined), the general backdrop of inflation indicators continued to be mild, with the employment cost index, average hourly earnings, and import and producer price trends all remaining favorable. As Federal Reserve Chairman Alan Greenspan recently stated, one of the key factors in achieving today's peaceful coexistence of economic growth and low inflation has been increased productivity. Improvements in productivity, spurred by technological advances, have been responsible for offsetting wage and other inflationary pressures that we would normally expect to see as part of a growing economy.

On the interest rate front, last fall saw the Federal Reserve ease short-term rates for the first time in almost three years. Between the end of September and mid-November 1998, three successive cuts brought the federal funds rate to 4.75%, averting a potential domestic credit crunch and restoring some stability to global markets. Following the success of these preemptive moves, the Federal Reserve indicated that fighting inflation continued to be a top priority by remaining in a proactive mode and responding to April's increased consumer prices with a shift to a tightening bias. By doing this, the Fed signaled its continued support of the market without changing interest rates or fundamentally altering the economy. In the months ahead, we will continue to watch for indications from the Fed and other factors that affect the economy's future, including wage and employment statistics, reports on productivity growth, capital equipment spending, and the progress of international economic recovery. We believe these key components will influence the outlook for fixed-income markets well into the new millennium.


Municipal Bonds:
An Attractive Investment Option
As interest rates declined over the past year, our municipal bond funds continued to provide bright spots among the various investment options, generally offering attractive, stable income in a market that places a high premium on yield. In 1998, municipal bonds represented a reasonably insulated haven in an otherwise turbulent market, with lower volatility relative to Treasury bonds and other fixed-income investments. In fact, for the first four months of 1999, municipals continued to outperform Treasuries.

The high ratio of tax-exempt municipal yields to Treasury yields sheltered municipal bonds from the price decline that occurred in the

Treasury market during the first four months of the year. While the interest rate on 30-year Treasury bonds rose from 5.10% at the end of December to 5.66% as of April 30, 1999, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, gained just three basis points - from 5.26% to 5.29%. Given the inverse relationship between interest rates and bond prices, Treasury bond prices fell as rates rose over this period. Though municipal bond prices did decrease, the decline was not as dramatic as the drop in Treasuries. The differential in performance reflects the fact that Treasuries had become relatively expensive as the result of safe-haven buying during the international economic crises of the past year.

Line Chart of: The Bond Buyer Revenue Bond Index

As the financial turmoil subsided in the first quarter of 1999, however, foreign investors returned to investing in their own countries rather than in U.S. dollar-denominated securities. The combination of an increase in interest rates and a decline in demand caused U.S. Treasuries to drop in price.

At the end of April 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 94%, compared with the historical average of 86% for the period of 1986-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds - even before the tax advantages of municipal bonds were taken into account. On an after-tax basis in today's market, municipal bonds continue to present an exceptionally attractive investment option relative to Treasuries.

During 1998, lower interest rates and the strong economy combined to generate high levels of new municipal issuance and a significant increase in the refinancing of existing bonds. Municipal issuance in 1998 reached $284 billion, up 29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. In the first four months of 1999, however, as the market settled into a more stable interest rate environment, refunding activity dropped off dramatically. As a result, municipal supply in 1999 has declined by approximately 25% from the levels of a year ago. This, in turn, has enhanced the attractive ness of the municipal bonds that were brought to market, as demand - especially from individual investors - remained relatively strong.

The Value of Nuveen Expertise
The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market. The near-record level of municipal issuance in 1998, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed each issue to select those securities best suited to help the funds achieve their investment objectives. With the outlook for tighter supply and continued demand in 1999, Nuveen's established market position ensures that we will have exceptional access to the bond offerings that have the potential to add value for our shareholders.

As a further enhancement to our management capabilities, Nuveen has assembled a strong group of investment managers - experts in their particular areas of the market - to provide investors with the advantage of their experience and insights. In addition to Nuveen Advisory Services for tax-free investing, you and your financial adviser can rely on Institutional Capital Corporation for value-oriented equity investing and Rittenhouse Financial Services, Inc. for growth-oriented equity investing. We encourage you to talk with your financial adviser about Nuveen's expanding array of investments and the ways that Nuveen funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. For more information on our funds, contact your adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read it carefully before you invest or send money.

Thank you for the confidence you have placed in Nuveen. We are committed to maintaining the trust you have shown in us, and we look forward to meeting your investment needs well into the next century.

Signature
Timothy R. Schwertfeger
Chairman of the Board
June 15, 1999


Sidebar text: "The solid track record of a proven investment manager is one key to taking advantage of the attractive values currently available in the municipal market."

Nuveen Exchange-Traded Funds Portfolio Manager Roundtable

Portfolio managers Tom Futrell, Steve Peterson, and Ted Neild discuss the municipal market, recent fund performance, and key investment strategies for the Nuveen Premium Income exchange-traded funds. Tom assumed portfolio management responsibility for NPI in 1988, while Steve has served as the portfolio manager of NPM since 1994. Ted has managed NPT since its inception in February 1993.

What factors have influenced the municipal market during the past 12 months? Over the past 12 months, the U.S. economy continued to enjoy strong non-inflationary growth, low interest rates, and low unemployment. With tax revenues rising along with the growth in personal income, the national government is generating a budget surplus, putting an end to 28 straight years of federal budget deficits (1970-97). In this environment, long-term municipal bonds continued to outperform 30-year Treasury bonds, with yields that rivaled and even surpassed those offered by Treasuries. Over the past year, this municipal-to-Treasury ratio ranged as high as 104%, offering investors in quality long-term municipal bonds yields comparable to those of Treasury bonds, even before the tax advantage of municipals was taken into account.

The other major story in the municipal market over the past year was 1998's impressive supply of new issuance. In the fourth quarter of 1998, investors saw $25-30 billion in new bonds brought to market each month. Demand for municipal bonds also remained high, due to cash flow from non-traditional investors as well as from the traditional buyers of mutual and exchange-traded funds, such as individual investors and insurance companies. In the first four months of 1999, however, a higher interest rate environment than we experienced in 1998 prompted fewer refundings and a 25% drop-off in new issue volume from 1998 levels. During this period, the continued demand from individual investors compen sated for lower demand from insurance companies, which currently have fewer assets to invest due to heavy insurance premium price competition and mounting claims from a series of devastating spring storms in the Midwest and South.

For the remainder of 1999, the municipal market will be heavily influenced by the direction of interest rates and inflation. If interest rates remain stable or increase, we expect to see lower refinancing volume and a continuation of the tighter supply scenario of the past four months. Demand should remain strong, as individual investors look to diversify their portfolios by reallocating profits from the equity market into fixed-income invest ments. These reallocation efforts will be expanded if the volatility in equities continues. Even with lower supply and high demand, Nuveen's position in the municipal market ensures that we will have access to the best offerings in the marketplace.

How did the Premium Income Funds perform over the past 12 months?
For the 12 months ended April 30, 1999, the Nuveen Premium Income Funds produced total returns on net asset value (NAV) ranging from 7.19% to 7.74%, providing taxable-equivalent total returns of 9.84% to 10.47%, as shown in the accompanying table. For the year, all three funds outperformed both their benchmark - the Lehman Brothers Municipal Bond Index - as well as the average for the Lipper General Leveraged Municipal Debt category.


                         1-Yr Ended       Taxable-
                           4/30/99       Equivalent(3)
--------------------------------------------------------------------------------
NPI
Total Return on NAV        7.19%            9.81%
Lehman Total Return(1)     6.95%            N/A
Lipper Average(2)          7.01%            N/A
Market Yield               5.61%            8.13%
--------------------------------------------------------------------------------
NPM
Total Return on NAV        7.74%           10.47%
Lehman Total Return(1)     6.95%            N/A
Lipper Average(2)          7.01%            N/A
Market Yield               5.81%            8.42%
--------------------------------------------------------------------------------
NPT
Total Return on NAV        7.44%           10.03%
Lehman Total Return(1)     6.95%            N/A
Lipper Average(2)          7.01%            N/A
Market Yield               5.78%            8.38%
--------------------------------------------------------------------------------


1. The funds are compared with the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The return for the Lehman index does not reflect any initial or ongoing expenses.

2. The Lipper Peer Group return represents the average annualized return of funds in the Lipper General Leveraged Municipal Debt category. This return assumes reinvestment of dividends and does not reflect any applicable sales charges.

3.   Based on the 31% federal income tax rate.

Over the past year, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell only 23 basis points, an indication of a relatively stable interest rate climate. In this environment, the Funds' durations (the measure of a bond fund's price volatility in response to interest rate changes) played a smaller, though still significant role in determining their returns relative to the market, as measured by the Lehman index. All three of the Nuveen Premium Income Funds had leveraged-adjusted durations that exceeded the duration of 7.21 for the unleveraged Lehman index, which enhanced the Funds' ability to participate in the market gains of the past year.

How were the Funds' dividends and share prices affected?
Good call protection helped support the dividends of NPM and NPT and shield the income of these funds from erosion. In addition, excellent dividend manage ment strategies enabled us to increase the dividend of NPT in February 1999, enhancing the competitiveness of its market yield. As of April 30, 1999, NPT had provided shareholders with 48 consecutive months of steady or increasing income, while NPM had produced steady or increasing dividends since its inception (79 months). During the past year, lower interest rates also led to an increased number of bond calls, as issuers sought to reduce debt financing costs. In addition, declining rates meant that proceeds from prepaid or matured bonds had to be reinvested in issues paying relatively lower current rates. Both of these situations contributed to a reduction in the income level of NPI and necessitated a dividend cut in August 1998.

As interest rates declined, active demand for the Nuveen Premium Income Funds resulted in solid share price performance. At the same time, the Funds' NAVs were boosted by gains in the overall bond market. As a result of these factors, NPI and NPT saw their discounts (share price below NAV) narrow over the past year, while NPM moved from a discount to a slight premium (share price over NAV).


3.   Based on the 31% federal income tax rate.

4. A fund's premium or discount represents the percentage difference between the fund's share price and its NAV.


                             4/30/98         4/30/99
--------------------------------------------------------
NPI
Share Price ($)               14.5625         15.1875
NAV$                          15.21           15.36
Premium/Discount to NAV(4)    -4.26%          -1.12%

                           1-Yr Ended       Taxable-
                             4/30/99       Equivalent(3)
--------------------------------------------------------
Total Return on Share Price   10.89%          13.63%
--------------------------------------------------------
NPM
Share Price ($)              15.375          16.00
NAV$                         15.73           15.95
Premium/Discount to NAV(4)   -2.26%           0.31%

                           1-Yr Ended       Taxable-
                             4/30/99       Equivalent(3)
--------------------------------------------------------
Total Return on Share Price  10.44%          13.24%
--------------------------------------------------------
NPT
Share Price ($)             13.9375         14.4375
NAV$                        14.59           14.84
Premium/Discount to NAV(4)  -4.47%          -2.71%

                          1-Yr Ended        Taxable-
                            4/30/99        Equivalent(3)
--------------------------------------------------------
Total Return on Share Price  9.56%          12.28%
--------------------------------------------------------

For additional information, see the individual Performance Overview for your fund in this report.


What key strategies were used to manage the Funds during the past year?
The focus of our management strategies for the Nuveen Premium Income Funds continued to be on supporting the highest level of tax-exempt dividends consistent with capital preservation. Each of these funds is managed on a relative value basis, a strategy designed to add value and maximize income.

In NPI, our strategies over the past year focused on enhancing the Fund's yield and using the proceeds from called and matured bonds to purchase, when possible, noncallable securities. As spreads narrowed between the single family housing sector and the rest of the market, we reduced our exposure to single family housing bonds by selling some of the portfolio's older issues at attractive prices due to the fact that bond prices rose as interest rates fell over the period. These bonds were scheduled to be called in the near future, so we proactively managed the Fund and reinvested the proceeds from the sales into basic sectors like utilities and tax obligation bonds. Nuveen's excellent surveillance and research helped us make the buy/sell decisions that can benefit the fund and add value for NPI shareholders.

Our strategies in NPM focused on ways to take advantage of changes in the yield curve. The yield curve plots the relationship between bond yields and corresponding maturities. Usually, but not always, bonds with longer maturities offer higher yields than those with shorter terms to maturity. When the yield curve "steepens," the difference between short-term and long-term interest rates widens; when the yield curve "flattens," the difference is relatively small. As the yield curve steepens or flattens, different maturities on the curve become more or less attractive. Over the past year, our objective was to purchase bonds at the most attractive part of the curve and sell those at the least attractive part. These trades enabled us to manage interest rate risk while maintaining the Fund's yield. We also bought some zero coupon bonds in the 18- to 23-year range, which we regard as an inexpensive way to add yield, enhance duration, and create more performance potential for the Fund. This is due to the fact that zero coupon bonds have longer durations, which make them more sensitive to interest rate changes.

NPT holds a high proportion of noncallable paper, which helps the Fund's performance regardless of interest rate direction. Over the past year, we took advantage of numerous trading opportunities to reduce our exposure to sectors that were underperforming the market and increase our allocations to those with greater potential. On the up side, these included the utilities sector, where we found several attractive BBB and non-rated natural gas and electric deals that enabled us to add yield, as well as the multi-family housing sector. The multi-family housing sector is a place where we expect to see continued issuance due to the large number of new participants who are actively in the market with capital needs. Continued volatility in the healthcare sector led us to sell some of our holdings at attractive prices in the retail market. Among the issues sold from our portfolio were AA rated bonds issued by the Daughters of Charity National Health System in Alabama and Duke University Health System in North Carolina. Over the year, we also added some intermediate paper to increase the Fund's total return potential.

In the area of call protection, NPI, the oldest fund among the three, has generally completed the normal part of the market cycle in which bond calls are likely to occur, and the Fund again offers good levels of call protection. Between now and 2003, approximately 22% of NPT's portfolio faces calls, while NPM is fairly well protected until 2002. To minimize the impact of future bond calls, we are already at work on strategies for managing through this period.

Overall, the credit quality of the Nuveen Premium Income Funds remained high. During the past year, NPI and NPM traded up in credit quality, with 86% and 70%, respectively, of their portfolios invested in bonds rated AAA and AA at the end of April 1999, up from 77% and 63% a year ago. In NPM, this reflects a higher level of prerefunded (escrowed) bonds, while NPI's percentage of U.S. guaranteed issues actually dropped over the past year as bonds were called or sold from the portfolio in order to purchase attractive investments in the long end of the market. For NPT, the widening of credit spreads in late 1998 due to the global financial crisis presented opportunities to add yield through the purchase of lower-rated paper. The Fund's allocation of BBB and non-rated bonds rose from 11% to 16% over the past six months, balanced against a 67% concentration in bonds rated AAA and AA.

What is Nuveen's outlook for the Funds' future?
Looking ahead for the Nuveen Premium Income Funds, our focus will remain on supporting the income streams of these funds. One of our strategies for protecting fund income is to continue taking advantage of changes in the yield curve. We will also look at repositioning assets by investing in bonds found on the long end of the yield curve to move the Funds' durations to a more market-neutral position and boost both income and total return potential. In NPM, we plan to continue trying to enhance the Fund through our selective purchase of zero coupon bonds, while we will continue looking for opportunities in the BBB and non-rated sector to further boost the yield of NPT. These strategies demonstrate the value that can be added by an active bond manager such as Nuveen. As an experienced investment manager knowledgeable about the unique aspects of the municipal market, we are in the marketplace every day, monitoring market dynamics, looking for opportunities, and capitalizing on them to the benefit of shareholders.

In our opinion, municipal bonds are currently one of the most compelling values in the investment marketplace. Over the past 12 months, the value of these quality investments has been enhanced by excellent municipal-to-Treasury ratios as well as a market environment characterized by low interest rates and benign inflation. With continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, the demand for municipal bond funds is expected to grow. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.

Nuveen Premium Income Municipal Fund, Inc.
Performance Overview
As of April 30, 1999

NPI



Portfolio Statistics

Inception Date                                7/88
--------------------------------------------------
Share Price                               $15 3/16
--------------------------------------------------
Net Asset Value                             $15.36
--------------------------------------------------
Market Yield                                 5.61%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.13%
--------------------------------------------------
Fund Net Assets ($000)                  $1,454,691
--------------------------------------------------
Effective Maturity (Years)                   21.54
--------------------------------------------------
Leverage-Adjusted Duration                   11.36
--------------------------------------------------

Annualized Total Return

                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.89%         7.19%
--------------------------------------------------
5-Year                         7.01%         7.73%
--------------------------------------------------
10-Year                        7.81%         8.10%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.63%         9.81%
--------------------------------------------------
5-Year                        10.10%        10.74%
--------------------------------------------------
10-Year                       11.08%        11.41%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      21%
--------------------------------------------------
Tax Obligation/General                         16%
--------------------------------------------------
Tax Obligation/Limited                         14%
--------------------------------------------------
Housing/Single Family                          11%
--------------------------------------------------
U.S. Guaranteed                                10%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0678 per share.


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
5/98              0.074
6/98              0.074
7/98              0.074
8/98              0.071
9/98              0.071
10/98             0.071
11/98             0.071
12/98             0.071
1/99              0.071
2/99              0.071
3/99              0.071
4/99              0.071

Line Chart:
Share Price Performance
5/1/98            14.438
                  14.438
                  14.438
                  14.563
                  14.813
                  14.813
                  14.813
                  14.813
                  14.875
                  15
                  14.938
                  15
                  15
                  14.875
                  14.625
                  14.625
                  14.688
                  14.563
                  14.625
                  14.688
                  14.938
                  15.25
                  15
                  15.25
                  15.13
                  15.19
                  15.13
                  15.25
                  15.25
                  15.31
                  15.19
                  15.13
                  15.31
                  15.25
                  15.19
                  15.25
                  15.25
                  15.38
                  15.25
                  15.31
                  15.13
                  15.06
                  15.06
                  14.94
                  15.19
                  15.875
                  15.13
                  15.13
4/30/99           15.19
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Premium Income Municipal Fund 2, Inc.
Performance Overview
As of April 30, 1999

NPM

Portfolio Statistics

Inception Date                                7/92
--------------------------------------------------
Share Price                                    $16
--------------------------------------------------
Net Asset Value                             $15.95
--------------------------------------------------
Market Yield                                 5.81%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.42%
--------------------------------------------------
Fund Net Assets ($000)                    $953,811
--------------------------------------------------
Effective Maturity (Years)                   16.15
--------------------------------------------------
Leverage-Adjusted Duration                    7.70
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        10.44%         7.74%
--------------------------------------------------
5-Year                        11.60%         9.56%
--------------------------------------------------
Since Inception                7.64%         8.37%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        13.24%        10.47%
--------------------------------------------------
5-Year                        14.72%        12.50%
--------------------------------------------------
Since Inception               10.62%        11.23%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
U.S. Guaranteed                                30%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Housing/Single Family                          12%
--------------------------------------------------
Housing/Multifamily                             8%
--------------------------------------------------
Healthcare                                      8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.

2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

3 The Fund also paid shareholders capital gains distributions in December of $0.0448 per share.


Bar Chart:
1998-1999 Monthly Tax-Free Dividends Per Share(3)
5/98                                   0.0775
6/98                                   0.0775
7/98                                   0.0775
8/98                                   0.0775
9/98                                   0.0775
10/98                                  0.0775
11/98                                  0.0775
12/98                                  0.0775
1/99                                   0.0775
2/99                                   0.0775
3/99                                   0.0775
4/99                                   0.0775

Line Chart:
Share Price Performance
5/1/98                                15.625
                                      15.438
                                      15.375
                                      15.438
                                      15.813
                                      15.688
                                      15.938
                                      15.938
                                      15.875
                                      16.188
                                      16.25
                                      16.125
                                      16.063
                                      15.875
                                      15.75
                                      15.875
                                      16.188
                                      16.25
                                      16.25
                                      16.063
                                      16.375
                                      17.063
                                      16.438
                                      16.875
                                      16.81
                                      16.88
                                      16.81
                                      16.81
                                      16.75
                                      17
                                      16.81
                                      16.56
                                      16.63
                                      16.75
                                      16.63
                                      16.5
                                      16.31
                                      16.63
                                      16.69
                                      16.69
                                      16.56
                                      16.63
                                      16.44
                                      16.44
                                      16.31
                                      16.3125
                                      16
                                      16.13
4/30/99                               16

Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Premium Income Municipal Fund 4, Inc.
Performance Overview
As of April 30, 1999

NPT



Portfolio Statistics

Inception Date                                2/93
--------------------------------------------------
Share Price                               $14 7/16
--------------------------------------------------
Net Asset Value Per Share                   $14.84
--------------------------------------------------
Market Yield                                 5.78%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   8.38%
--------------------------------------------------
Fund Net Assets ($000)                    $915,275
--------------------------------------------------
Effective Maturity (Years)                   17.54
--------------------------------------------------
Leverage-Adjusted Duration                    9.38
--------------------------------------------------

Annualized Total Return
                      On Share Price        On NAV
--------------------------------------------------

1-Year                         9.56%         7.44%
--------------------------------------------------
5-Year                        10.78%         9.16%
--------------------------------------------------
Since Inception                5.68%         6.85%
--------------------------------------------------

Taxable-Equivalent Total Return(2)
                      On Share Price        On NAV
--------------------------------------------------

1-Year                        12.28%        10.03%
--------------------------------------------------
5-Year                        13.84%        11.95%
--------------------------------------------------
Since Inception                8.55%         9.55%
--------------------------------------------------

Top Five Sectors (as a % of total investments)
Utilities                                      19%
--------------------------------------------------
U.S. Guaranteed                                15%
--------------------------------------------------
Healthcare                                     13%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Tax Obligation/General                         10%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

BAR CHART:
5/98                                 0.068
6/98                                 0.068
7/98                                 0.068
8/98                                 0.068
9/98                                 0.068
10/98                                0.068
11/98                                0.068
12/98                                0.068
1/99                                 0.068
2/99                                 0.0695
3/99                                 0.0695
4/99                                 0.0695

Line Chart:
Share Price Performance
5/1/98                              15.625
                                    15.438
                                    15.375
                                    15.438
                                    15.813
                                    15.688
                                    15.938
                                    15.938
                                    15.875
                                    16.188
                                    16.25
                                    16.125
                                    16.063
                                    15.875
                                    15.75
                                    15.875
                                    16.188
                                    16.25
                                    16.25
                                    16.063
                                    16.375
                                    17.063
                                    16.438
                                    16.875
                                    16.81
                                    16.88
                                    16.81
                                    16.81
                                    16.75
                                    17
                                    16.81
                                    16.56
                                    16.63
                                    16.75
                                    16.63
                                    16.5
                                    16.31
                                    16.63
                                    16.69
                                    16.69
                                    16.56
                                    16.63
                                    16.44
                                    16.44
                                    16.31
                                    16.3125
                                    16
                                    16.13
4/30/99                             16

Weekly Closing Price Past performance is not predictive of future results.

                            Portfolio of Investments
                            Nuveen Premium Income Municipal Fund, Inc. (NPI) April 30, 1999
                            (Unaudited)

   Principal                                                                               Optional Call                      Market
       Amount   Description                                                                  Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------

                Arizona - 1.0%

$  10,730,000   The Industrial Development Authority of the County of Pima, Arizona,         1/02 at 103         AAA    $ 11,867,380
                 Industrial Development Lease Obligation Refunding Revenue Bonds,
                 1988 Series A (Irvington Project), 7.250%, 7/15/10

    2,395,000   The Industrial Development Authority of the County of Pima, Arizona,         9/99 at 102         AAA       2,445,894
                 Single Family Mortgage Revenue  Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1988, 8.125%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.8%

    5,250,000   Arkansas Development Finance Authority, Drivers License Revenue              6/07 at 100         AAA       5,403,878
                 Bonds (Arkansas State Police - Headquarters and Wireless Data
                 Equipment), Series 1997, 5.400%, 6/01/18

    6,245,000   Board of Trustees of the University of Arkansas, Athletic                    9/09 at 100         Aaa       6,245,000
                 Facilities Revenue Bonds (Razorback Stadium Project), Series 1999,
                 5.050%, 9/15/20 (WI)


------------------------------------------------------------------------------------------------------------------------------------
                California - 13.9%

   13,000,000   State of California, Various Purpose General Obligation                     10/03 at 102         Aa3      13,059,410
                 Refunding Bonds, 5.150%, 10/01/19

                State of California, Veterans General Obligation Bonds, Series BH:
   10,250,000    5.250%, 12/01/12 (Alternative Minimum Tax)                                 12/08 at 101         AAA      10,428,658
    6,000,000    5.600%, 12/01/32 (Alternative Minimum Tax)                                 12/03 at 102         AA-       6,162,360

   15,975,000   State of California, Department of Transportation, East Bay                  3/01 at 102       A1***      17,130,152
                 State Building Authority, Certificates of Participation, Series 1991A,
                 6.500%, 3/01/16 (Pre-refunded to 3/01/01)

   23,725,000   State Public Works Board of the State of California, Lease Revenue           6/03 at 102         Aa3      24,534,497
                 Refunding Bonds (The Regents of the University of California),
                 1993 Series A (Various University of California Projects),
                 5.500%, 6/01/21

   11,395,000   State Public Works Board of the State of California,                        No Opt. Call           A      12,368,247
                 Lease Revenue Bonds (Department ofCorrections), 1993 Series E
                 (California State Prison - Madera County II), 5.500%, 6/01/15

   15,420,000   Los Angeles Convention and Exhibition Center Authority,                      8/03 at 102         AAA      15,790,234
                 Lease Revenue Bonds, 1993 Refunding Series A, The City of
                 Los Angeles, California, 5.375%, 8/15/18

    5,000,000   Department of Water and Power of the City of Los Angeles,                   11/03 at 102         AAA       4,787,900
                 California, Electric Plant Refunding Revenue Bonds, Second Issue
                 of 1993, 4.750%, 11/15/19

   12,250,000   Los Angeles County Transportation Commission, California, Sales              7/01 at 100         AA-      12,606,965
                 Tax Revenue Refunding Bonds, Series 1991-B, 5.750%, 7/01/18

    1,285,000   City of Martinez, California, Home Mortgage Revenue Bonds,                  No Opt. Call         AAA       1,968,466
                 1983 Issue A, 10.750%, 2/01/16

    4,125,000   Redevelopment Agency of the City of Moorpark, Moorpark                      10/03 at 102          A-       4,373,944
                 Redevelopment Project, 1993 Tax  Allocation Bonds, 6.125%, 10/01/18

   20,000,000   City of Pomona, California, Single Family Mortgage Revenue                  No Opt. Call         AAA      26,237,400
                 Refunding Bonds (GNMA and FNMA Mortgage-Backed Securities),
                 Series 1990A, 7.600%, 5/01/23

    5,000,000   Municipal Utility District, Sacramento, California, Electric Revenue        11/03 at 102         AAA       5,070,300
                 Refunding Bonds, 1993 Series D,5.250%, 11/15/20

                San Bernardino Joint Powers Financing Authority, Tax Allocation
                Refunding Bonds, Series 1995A:
    6,675,000    5.750%, 10/01/15                                                           10/05 at 102         AAA       7,183,368
   12,500,000    5.750%, 10/01/25                                                           10/05 at 102         AAA      13,363,125

    3,000,000   San Diego Public Facilities Financing Authority, Sewer Revenue               5/03 at 102         AAA       3,039,390
                 Bonds, Series 1993, 5.250%, 5/15/20

   10,000,000   San Joaquin Hills Transportation Corridor Agency, Toll Road                  1/07 at 102         AAA      10,147,400
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 1/15/30

   15,540,000   University of California, 4.750%, 9/01/21                                    9/03 at 102         AAA      14,769,061



    Principal                                                                             Optional Call                    Market
    Amount       Description                                                              Provisions*         Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Colorado - 3.0%

$   3,000,000   Colorado Housing and Finance Authority, Single Family Program,               5/07 at 105         Aa2    $  3,334,590
                 1997 Series B-2 Senior Bonds, 7.000%, 5/01/26
                 (Alternative Minimum Tax)

    4,500,000   Colorado Housing and Finance Authority, Single Family Program,              11/07 at 105         Aa2       5,047,695
                 1997 Series C-2 Senior Bonds, 6.875%, 11/01/28 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991D:
    9,450,000     7.750%, 11/15/13 (Alternative Minimum Tax)                                No Opt. Call        BBB+      11,892,636
    1,725,000     7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         Aaa       1,926,842
    6,550,000     7.750%, 11/15/21 (Alternative Minimum Tax)                                11/01 at 102        BBB+       7,145,330

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
      715,000     7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102         Aaa         810,181
    2,785,000     7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102        BBB+       3,059,963

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
    1,830,000     6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102         Aaa       2,044,824
    6,870,000     6.750%, 11/15/22 (Alternative Minimum Tax)                                11/02 at 102        BBB+       7,414,035

      629,618   El Paso County, Colorado, Single Family Mortgage Revenue                    No Opt. Call         Aaa         696,584
                 Tax - Exempt Refunding Bonds, Series 1992A, Class A-2, 8.750%, 6/01/11


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 2.1%

    7,505,000   District of Columbia, General Obligation Bonds, Series 1998B, 6.000%,
                 6/01/20                                                                    No Opt. Call         AAA       8,459,936

   14,800,000   District of Columbia Housing Finance Agency, Collateralized Single          12/04 at 103         AAA      15,717,452
                 Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26
                 (Alternative Minimum Tax)

    5,850,000   District of Columbia Revenue Bonds (Association of American                  8/07 at 102         AAA       5,951,322
                 Medical Colleges Issue), Series 1997A, 5.375%, 2/15/27


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 0.8%

      780,000   Florida Housing Finance Agency, GNMA Collateralized Home Ownership           6/99 at 103         Aaa         804,133
                 Mortgage Revenue Bonds, 1988 Series G1 Bonds, 8.300%, 6/01/20
                 (Alternative Minimum Tax)

    9,290,000   State of Florida, Full Faith and Credit, Department of Transportation,       7/05 at 101         AA+      10,265,729
                 Right-of-Way Acquisition and Bridge Construction Bonds,
                 Series 1995, 5.800%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.4%

    9,950,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,               No Opt. Call         AAA      10,669,186
                 Series 1999A, 5.500%, 11/01/22

   23,420,000   Development Authority of Monroe County, Georgia, Pollution Control          10/99 at 102          A+      24,101,288
                 Revenue Bonds (Georgia Power Company Plant Scherer Project),
                 Second Series 1994, 6.750%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 6.2%

   19,220,000   Chicago School Reform Board of Trustees of the Board of Education           12/07 at 102         AAA      19,205,008
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                 (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/27

    6,280,000   City of Chicago, Illinois, Chicago O'Hare International Airport,             1/04 at 102         AAA       6,185,926
                 General Airport Second Lien Revenue Refunding Bonds, 1993 Series C,
                 5.000%, 1/01/18

    4,860,000   City of Chicago, Illinois, Collateralized Single Family Mortgage             3/06 at 105         Aaa       5,420,358
                  Revenue Bonds, Series 1996-A, 7.000%, 9/01/27 (Alternative Minimum Tax)

   10,000,000   The County of Cook, Illinois, General Obligation Bonds, Series 1993A,       11/03 at 100         AAA       9,637,000
                 5.000%, 11/15/23

    8,740,000   Illinois Development Finance Authority, Pollution Control Refunding          2/04 at 102         AAA       9,093,795
                 Revenue Bonds, 1994 Series A (Illinois Power Company Project),
                 5.700%, 2/01/24

    8,500,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds,          7/03 at 102         Aa1       8,806,000
                 The University of Chicago, Series 1993B, 5.600%, 7/01/24

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992            10/02 at 102         AAA       5,417,850
                 (Highland Park Hospital Project), 6.200%, 10/01/22

    2,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997A           10/07 at 102         AAA       2,108,120
                 (Highland Park Hospital Project), 5.750%, 10/01/26


   Principal                                                                                Optional Call                 Market
   Amount       Description                                                                 Provisions*       Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------

                Illinois (continued)

$  17,545,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997             8/07 at 101         AAA    $ 17,301,826
                 (Sherman Health Systems), 5.250%, 8/01/27

    4,925,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                No Opt. Call         AAA       6,344,927
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992A, 9.000%, 6/01/06

      785,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                No Opt. Call         AAA       1,011,323
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1992B, 9.000%, 6/01/06


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 1.3%

    4,300,000   Indiana State Office Building Commission, Correctional Facilities            7/05 at 102         AAA       4,423,539
                 Program Revenue Bonds, Series 1995A, 5.500%, 7/01/20

    8,000,000   Metropolitan School District of Steuben County Middle School Building        7/05 at 102         AAA       9,152,800
                 Corporation, First Mortgage Bonds, Series 1995, Steuben County, Indiana,
                 6.375%, 7/15/16 (Pre-refunded to 7/15/05)

    5,300,000   Whitley County Middle School Building Corporation, First Mortgage            1/04 at 102         AAA       5,917,821
                 Bonds, Series 1994, Columbia City, Indiana, 6.250%, 7/15/15
                 (Pre-refunded to 1/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 1.6%

    3,000,000   Iowa Finance Authority, Private College Refunding Revenue Bonds             12/05 at 102         AAA       3,106,740
                 (Drake University Project), Series 1996, 5.400%, 12/01/16

    5,565,000   Iowa Finance Authority, Variable Rate Demand Industrial Revenue              7/14 at 100         AAA       7,726,112
                 Refunding Bonds, 1989 Series A (Urbandale Hotel Corporation Project),
                 8.500%, 8/01/16 (Alternative Minimum Tax) (Pre-refunded to
                 7/15/14) (Mandatory put 7/15/14)

   12,085,000   Iowa Finance Authority, Hospital Facilities Revenue Bonds,                   7/08 at 102         AAA      11,870,250
                 Series 1998 A (Iowa Health System), 5.125%, 1/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.4%

    5,890,000   Kentucky Development Finance Authority (St. Elizabeth Medical               No Opt. Call         AAA       6,216,424
                 Center), 9.000%, 11/01/00


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.0%

    9,000,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds                7/08 at 101         AAA       8,671,770
                 (Franciscan Missionaries of Our Lady Health System Project),
                 Series 1998C, 5.000%, 7/01/28

    2,000,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding           10/08 at 102         AAA       1,936,900
                 Bonds (Louisiana Health System Corporation Project), Series 1998,
                 5.000%, 10/01/22

   11,860,000   Louisiana Stadium and Exposition District, Hotel Occupancy                   7/05 at 102         AAA      13,567,959
                 Tax Bonds, Series 1995-B, 6.375%, 7/01/25

                Louisiana Stadium and Exposition District, Hotel Occupancy Tax
                Refunding Bonds, Series 1998B:
    3,000,000    4.750%, 7/01/21                                                             7/09 at 102         AAA       2,836,590
    6,000,000    5.000%, 7/01/26                                                             7/09 at 102         AAA       5,821,740

    7,660,000   Louisiana Public Facilities Authority, Extended Care Facilities Revenue     No Opt. Call         BBB      10,758,317
                 Bonds (Comm-CareCorporation Project), Series 1994, 11.000%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.6%

    8,330,000   Community Development Administration, Maryland Department of                 4/09 at 101         Aa2       8,242,785
                 Housing and Community Development, Residential Revenue Bonds,
                 1998 Series D, 5.250%, 4/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 4.1%

   25,000,000   Massachusetts Bay Transportation Authority, General Transportation           3/07 at 101         AA-      24,165,000
                 System Bonds, 1998 Series B, 5.000%, 3/01/28

    2,900,000   Massachusetts Industrial Finance Agency, Resource Recovery                   7/01 at 103         N/R       3,204,964
                 Revenue Bonds, Semass Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

    2,825,000   Massachusetts Industrial Finance Agency, Resource Recovery                  12/08 at 102         BBB       2,874,664
                 Revenue Refunding Bonds (Ogden  Haverhill Project), Series 1998A,
                 5.450%, 12/01/12 (Alternative Minimum Tax)

   15,000,000   Massachusetts Industrial Finance Agency, General Obligation                  7/07 at 102         AAA      15,157,950
                 Bonds, Suffolk University, Series 1997, 5.250%, 7/01/27


   Principal                                                                               Optional Call                   Market
   Amount       Description                                                                Provisions*        Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Massachusetts (continued)

$   5,000,000   Massachusetts Turnpike Authority, Metropolitan Highway System,               1/07 at 102         AAA    $  4,775,650
                 Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

    8,800,000   Massachusetts Water Resources Authority, General Revenue Bonds,              7/02 at 100         Aaa       9,297,728
                 1992 Series A, 5.500%, 7/15/22 (Pre-refunded to 7/15/02)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 3.9%

    4,000,000   School District of the City of Detroit, Wayne County, Michigan,              5/03 at 102         AA+       4,175,760
                 School Building and Site Improvement and Refunding Bonds
                 (Unlimited Tax General Obligation), Series 1993, 5.400%, 5/01/13

   13,000,000   School District of the City of Detroit, Wayne County, Michigan,             No Opt. Call         AAA      13,383,630
                 School Building and Site Improvement Bonds (Unlimited Tax General
                 Obligation), Series 1998A, 5.250%, 5/01/25

   10,550,000   City of Detroit, Michigan, Sewage Disposal System Revenue                    7/05 at 100         AAA      10,271,375
                 Refunding Bonds, Series 1995-B, 5.000%, 7/01/25

                Hudsonville Public Schools, Counties of Ottawa and Allegan,
                State of Michigan, 1997 School Building and Site and Refunding
                Bonds (General Obligation Unlimited Tax):
   10,510,000    5.150%, 5/01/22                                                             5/08 at 100         Aaa      10,495,917
    8,145,000    5.150%, 5/01/27                                                             5/08 at 100         Aaa       8,103,135

    9,625,000   Livonia Public School District, General Obligation Bonds, 5.500%, 5/01/21    5/03 at 102         AAA       9,884,490


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.2%

    2,910,000   The Minneapolis/Saint Paul Housing Finance Board, Single                    11/04 at 102         AAA       3,118,676
                 Family Mortgage Revenue Bonds (Minneapolis/Saint Paul Family
                 Housing Program, Phase X, FNMA and GNMA Mortgage - Backed
                 Securities Program), Series 1994, 7.500%, 11/01/27
                 (Alternative Minimum Tax)

   21,375,000   The Housing and Redevelopment Authority of the City of                      11/15 at 103         AAA      26,509,703
                 Saint Paul, Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23

    1,927,000   The Housing and Redevelopment Authority of the City of                      No Opt. Call         Aaa       2,090,776
                 Saint Paul, Minnesota, Single Family Mortgage Revenue Bonds,
                 Refunding Series 1991-B, 7.250%, 9/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 1.4%

    5,880,000   Missouri Housing Development Commission, Single Family                       3/07 at 105         AAA       6,529,505
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 1996 Series C, 7.450%, 9/01/27 (Alternative Minimum Tax)

   11,120,000   Francis Howell School District, St. Charles County, Missouri,               No Opt. Call         Aaa      13,645,241
                 General Obligation Refunding Bonds, Series 1994A, 7.800%, 3/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 2.1%

   29,410,000   State of Nevada, Colorado River Commission, General                          7/04 at 101          AA      30,454,643
                 Obligation Limited Tax - Revenue Supported Bonds,
                 Series 1994, 5.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 2.0%

   10,405,000   New Hampshire Housing Finance Authority, Single Family                       7/03 at 102          Aa      10,832,437
                 Mortgage Revenue Bonds, 1993 Series B, 6.050%, 7/01/25

   10,000,000   Business Finance Authority of the State of New Hampshire,                   10/03 at 102        BBB-      10,087,100
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A, 5.875%, 10/01/33

    8,060,000   New Hampshire Housing Finance Authority, Single Family                       7/06 at 102         Aa3       8,540,457
                 Mortgage Acquisition Revenue Bonds, 1996 Series B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 1.7%

                New Jersey Health Care Facilities Financing Authority, Revenue
                and Refunding Bonds (Saint Barnabas Health Care System Issue),
                Series 1998B:
    1,600,000     5.250%, 7/01/12                                                            1/09 at 101         AAA       1,673,744
    6,490,000     5.250%, 7/01/15                                                            1/09 at 101         AAA       6,701,055

   15,000,000   New Jersey Housing and Mortgage Finance Agency,                         10/07 at 101 1/2         AAA      15,800,700
                 Home Buyer Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax)


   Principal                                                                               Optional Call                  Market
   Amount       Description                                                                Provisions*        Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------

                New Mexico - 0.3%

$   4,420,000   New Mexico Mortgage Finance Authority, Single Family                         7/02 at 102         Aa1    $  4,669,067
                 Mortgage Purchase Refunding Senior Bonds, 1992 Series A2,
                 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                New York - 9.8%

   11,950,000   Long Island Power Authority, New York, Electric System                       6/08 at 101          A-      11,994,335
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26

    7,500,000   The City of New York, General Obligation Bonds,                             No Opt. Call          A-       9,034,050
                 Fiscal 1991 Series B, 9.500%, 6/01/03

   10,000,000   The City of New York, General Obligation Bonds,                          2/06 at 101 1/2          A-      10,895,100
                 Fiscal 1996 Series G, 5.750%, 2/01/07

                The City of New York, General Obligation Bonds, Fiscal 1997 Series G:
      100,000     6.000%, 10/15/26 (Pre-refunded to 10/15/07)                               10/07 at 101       A-***         113,367
    9,900,000     6.000%, 10/15/26                                                          10/07 at 101          A-      10,809,216

   16,000,000   New York City, New York, Municipal Water Finance Authority,                  6/06 at 101         AAA      17,196,640
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

                New York City Transitional Finance Authority, Future Tax Secured
                Bonds, Fiscal 1998 Series C:
   31,625,000     4.750%, 5/01/23                                                            5/08 at 101          AA      29,831,230
   11,000,000     5.000%, 5/01/26                                                            5/08 at 101          AA      10,690,460

   12,365,000   New York State Energy Research and Development Authority,                    3/03 at 102          A+      13,046,188
                 Facilities Revenue Bonds, Series 1993 A (Consolidated Edison
                 Company of New York, Inc. Project), 6.000%, 3/15/28
                 (Alternative Minimum Tax)

   10,000,000   New York Local Government Assistance Corporation,                            4/04 at 100          A+       9,694,300
                 Series 1993 B, Refunding Bonds, 5.000%, 4/01/23

   18,280,000   New York State Medical Care Facilities Finance Agency, Hospital              2/04 at 102         AAA      18,667,536
                 and Nursing Home FHA - Insured Mortgage Revenue Bonds,
                 1993 Series B, 5.500%, 2/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 0.9%

   12,360,000   State of Ohio, Turnpike Revenue Bonds, 1994 Series A, Issued by              2/04 at 102         Aaa      13,569,426
                 the Ohio Turnpike Commission, 5.750%, 2/15/24


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 2.6%

   12,875,000   Allegheny County Hospital Development Authority, Pennsylvania,              11/02 at 100         AAA      13,955,341
                 Health Center Revenue Bonds, Series 1992A (Presbyterian
                 University Health System, Inc. Project), 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

   10,000,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 10/03 at 102         AA+      10,172,700
                 Revenue Bonds, Series 1993 - 37A, 5.450%, 10/01/17

    8,405,000   Redevelopment Authority of the City of Philadelphia, Pennsylvania,           4/08 at 103         N/R       8,318,933
                 Multi-Family Housing Mortgage Revenue Bonds, Series 1998A
                 (Cricket Court Commons Project), 6.200%, 4/01/25
                 (Alternative Minimum Tax)

    5,295,000   The School District of Philadelphia, Pennsylvania, General Obligation        9/05 at 101         AAA       5,471,482
                 Bonds, Series B of 1995, 5.500%, 9/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.4%

    5,250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                   7/05 at 100        BBB+       5,397,315
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Rhode Island - 0.9%

   13,200,000   Rhode Island Health and Educational Building Corporation,                    5/07 at 102         AAA      13,040,016
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue,
                 Series 1996, 5.250%, 5/15/26


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 1.2%

   17,250,000   South Carolina Jobs - Economic Development Authority, Hospital               2/06 at 102         AAA      17,236,200
                 Revenue Bonds (Anderson Area  Medical Center, Inc.),
                 Series 1996, 5.250%, 2/01/26


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 5.9%

   10,305,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,         12/00 at 102        Baa2      10,995,023
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

   11,020,000   Brazos River Authority, Texas, Collateralized Pollution Control              3/01 at 102        BBB+      11,874,601
                 Revenue Bonds (Texas Utilities Electric Company Project),
                 Series 1994A, 7.875%, 3/01/21 (Alternative Minimum Tax)


   Principal                                                                             Optional Call                   Market
   Amount       Description                                                              Provisions*        Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Texas (continued)

$  23,000,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston              5/08 at 102         AAA    $ 22,886,150
                  Industries Incorporated Project), Series 1998C, 5.125%, 5/01/19

    5,615,000   Dallas-Fort Worth International Airport Facility Improvement                11/00 at 102        Baa2       5,977,841
                 Corporation, American Airlines, Inc., Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

   15,000,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding                8/04 at 102         AAA      15,664,800
                 Bonds, Series 1994, 5.300%, 8/15/13

    4,750,000   Matagorda County Navigation, Texas, District Number One,                     7/00 at 102         AAA       4,965,698
                 Pollution Control Revenue Refunding Bonds (Central Power and
                 Light Company Project), Series 1995, 6.100%, 7/01/28

   13,350,000   Texas Department of Housing and Community Affairs, Residential               1/09 at 101         AAA      13,383,375
                 Mortgage Revenue Bonds, Series 1998A, 5.350%, 7/01/30
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.9%

   15,000,000   Intermountain Power Agency, Utah, Power Supply Revenue                       7/08 at 101         AAA      14,588,400
                 Refunding Bonds, 1998 Series A, 5.000%, 7/01/20

    7,990,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,               7/07 at 101 1/2         AAA       8,237,530
                 1997 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)

    4,780,000   Utah Housing Finance Agency, Single Family Mortgage                      7/08 at 101 1/2         AAA       4,701,226
                 Senior Bonds, Series 1998F2, 5.100%, 7/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.9%

   12,510,000   Vermont Housing Finance Agency, Single Family Housing Bonds,             6/07 at 101 1/2         AAA      13,159,895
                 Series 9, 5.900%, 5/01/29  (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 0.7%

   10,000,000   Prince William County Service Authority, Virginia, Water and                 7/03 at 102         AAA       9,783,000
                 Sewer System Refunding Revenue Bonds, Series 1993, 5.000%, 7/01/21

    1,000,000   Virginia Housing Development Authority, Commonwealth                         7/99 at 102         AA+       1,004,490
                 Mortgage Bonds, 1987 Series C, Subseries C-7, 8.375%, 1/01/28
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 17.1%

                Public Utility District No.1 of Chelan County, Washington,
                Chelan Hydro Consolidated System Revenue Bonds, Series 1997A:
   11,820,000    5.650%, 7/01/32 (Alternative Minimum Tax)                                   7/07 at 102          AA      12,220,934
                 (Optional put 7/01/09) (Mandatory put 7/01/24)
    8,000,000    5.650%, 7/01/32 (Alternative Minimum Tax)                                   7/07 at 102          AA       8,271,360
                 (Optional put 7/01/09) (Mandatory put 7/01/27)

    8,525,000   King County, Washington, Limited Tax General Obligation Refunding            1/08 at 101         AA+       8,192,696
                 Bonds (Payable from Sewer Revenues), Series 1998B, 4.750%, 1/01/18

   13,450,000   Public Hospital District No. 2, King County, Washington (Evergreen          12/08 at 101         AAA      12,879,048
                 Community Health Care), Limited Tax General Obligation Bonds,
                 Series 1998, 5.000%, 12/01/28

   17,050,000   Municipality of Metropolitan Seattle, Washington, Sewer Refunding            1/03 at 102         AAA      17,393,387
                 Revenue Bonds, Series Z, 5.500%, 1/01/33

    6,360,000   Public Utility District No. 1 of Snohomish County, Washington,               1/03 at 100         AAA       6,647,981
                 Generation System Revenue Bonds, Series 1993, 5.500%, 1/01/14

   10,000,000   Washington Health Care Facilities Authority, Revenue Bonds,                 11/08 at 101         Aaa       9,785,700
                 Series 1998 (Swedish Health Services), 5.125%, 11/15/22

   11,000,000   Washington Health Care Facilities Authority, Revenue Bonds,                  8/13 at 102         AAA      10,534,700
                 Series 1998 (Harrison Memorial Hospital), 5.000%, 8/15/28

    4,300,000   Washington Public Power Supply System, Nuclear Project No. 1,                1/00 at 102         AAA       4,494,962
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

   12,950,000   Washington Public Power Supply System, Nuclear Project No. 1,                7/03 at 102         AAA      13,488,591
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

   29,870,000   Washington Public Power Supply System, Nuclear Project No. 1,                7/03 at 102         AAA      31,067,787
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15


   Principal                                                                               Optional Call                  Market
   Amount       Description                                                                Provisions*       Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

$  15,960,000   Washington Public Power Supply System, Nuclear Project No. 1,                7/99 at 102         Aaa    $ 16,388,046
                 Refunding Revenue Bonds, Series 1989A, 7.500%, 7/01/15
                 (Pre-refunded to 7/01/99)

    7,500,000   Washington Public Power Supply System, Nuclear Project No. 2,                7/01 at 100         Aaa       7,879,199
                 Refunding Revenue Bonds, Series 1991A, 6.000%, 7/01/12
                 (Pre-refunded to 7/01/01)

   14,440,000   Washington Public Power Supply System, Nuclear Project No. 2,                7/03 at 102         Aa1      15,400,837
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12

    6,770,000   Washington Public Power Supply System, Nuclear Project No. 2,                7/03 at 102         Aa1       7,037,211
                 Refunding Revenue Bonds, Series 1993B, 5.625%, 7/01/12

   14,500,000   Washington Public Power Supply System, Nuclear Project No. 2,                7/08 at 102         Aa1      14,666,169
                 Refunding Revenue Bonds, Series 1998A, 5.000%, 7/01/12

   13,500,000   Washington Public Power Supply System, Nuclear Project No. 3,                1/00 at 102         AAA      14,112,089
                 Refunding Revenue Bonds, Series 1989B, 7.250%, 7/01/15
                 (Pre-refunded to 1/01/00)

   22,880,000   Washington Public Power Supply System, Nuclear Project No. 3,                7/03 at 102         Aa1      23,383,817
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

    9,350,000   Washington Public Power Supply System, Nuclear Project No. 3,                7/07 at 102         Aa1       9,552,614
                 Refunding Revenue Bonds, Series 1997-A, 5.250%, 7/01/15

    7,275,000   Washington Public Power Supply System, Nuclear Project No. 3,                7/08 at 102         Aa1       7,213,089
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 1.1%

   15,000,000   West Virginia Housing Development Fund, Housing Finance Bonds,               5/02 at 102         AAA      16,042,349
                 1992 Series D, 7.050%, 11/01/24
------------------------------------------------------------------------------------------------------------------------------------

$1,367,381,618  Total Investments - (cost $1,355,642,308) - 98.2%                                                      1,428,558,432
==============----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.8%                                                                     26,132,365
------------------------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                    $1,454,690,797
----------------------------------------------------------------------------------------------------------------------==============


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).

See accompanying notes to financial statements.

Portfolio of Investments Nuveen
Premium Income Municipal Fund 2, Inc. (NPM)
April 30, 1999
(Unaudited)

   Principal                                                                               Optional Call                 Market
   Amount       Description                                                                Provisions*       Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------

                Alaska - 0.5%

$   3,500,000   Anchorage Parking Authority, Lease Revenue Refunding Bonds,                 12/02 at 102        Baa1    $  3,792,110
                 Series 1993 (5th Avenue Garage Project), 6.750%, 12/01/08

      605,000   City of Valdez, Alaska, Home Mortgage Revenue Refunding Bonds,               8/02 at 102          A1         646,539
                 1992 Series, 7.900%, 2/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Arizona - 3.0%

                The Industrial Development Authority of the County of Mohave,
                Hospital System Revenue Refunding Bonds (Medical Environments, Inc.
                and Phoenix Baptist Hospital and Medical Center, Inc.), Series 1993:
    5,705,000    6.250%, 7/01/03                                                            No Opt. Call         Aaa       6,145,198
    3,000,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                   7/03 at 102         Aaa       3,390,000

    9,000,000   City of Phoenix, Arizona, Civic Improvement Corporation, Wastewater          7/03 at 102         AAA       9,969,750
                 System Lease Revenue Bonds, Series 1993, 6.125%, 7/01/14
                 (Pre-refunded to 7/01/03)

    4,380,000   City of Phoenix, Arizona, Civic Improvement Corporation,                     7/04 at 102         Aa3       4,182,769
                 Wastewater System Lease Revenue Refunding Bonds, Series 1993,
                 4.750%, 7/01/23

    4,655,000   The Industrial Development Authority of the County of Pima, Arizona,         1/02 at 103         AAA       5,148,430
                 Industrial Development Lease Obligation Refunding Revenue Bonds,
                 1988 Series A (Irvington Project), 7.250%, 7/15/10


------------------------------------------------------------------------------------------------------------------------------------
                California - 13.4%

    7,710,000   State of California, Veterans General Obligation Bonds, Series BH,          12/08 at 101         AAA       7,844,385
                 5.250%, 12/01/12 (Alternative Minimum Tax)

                State Public Works Board of the State of California, Lease
                Revenue Bonds (The Trustees of the California State University),
                1992 Series A (Various California State University Projects):
   15,480,000    6.625%, 10/01/10 (Pre-refunded to 10/01/02)                                10/02 at 102         Aaa      17,297,971
   10,500,000    6.700%, 10/01/17 (Pre-refunded to 10/01/02)                                10/02 at 102         AAA      11,758,320

    7,150,000   State Public Works Board of the State of California, Lease Revenue          10/04 at 102       A1***       8,181,316
                 Bonds (The Trustees of the California State University), 1994 Series A
                 (Various California State University Projects), 6.375%, 10/01/19
                 (Pre-refunded to 10/01/04)

   17,500,000   State Public Works Board of the State of California, Lease                  11/04 at 102         Aaa      20,524,700
                 Revenue Bonds (Department of Corrections), 1994 Series A
                 (California State Prison - Monterey County Soledad II),
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

   30,000,000   Foothill/Eastern Transportation Corridor Agency, California,                No Opt. Call        BBB-       9,465,300
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21

    5,000,000   City of Loma Linda, California, Hospital Revenue Bonds (Loma                12/03 at 102        BBB-       5,289,800
                  Linda University Medical Center Project), Series 1993A, 6.500%, 12/01/18

    3,490,000   Community Redevelopment Financing Authority of the City of Los Angeles,      9/02 at 102      N/R***       3,718,141
                 California, Pooled Financing Bonds, Series D (Crenshaw Redevelopment
                 Project), 7.000%, 9/01/14 (Pre-refunded to 9/01/02)

    7,000,000   Los Angeles State Building Authority, Lease Revenue Refunding Bonds         No Opt. Call          A1       7,713,930
                 (State of California Department of General Services Lease),
                 1993 Series A, 5.625%, 5/01/11

    5,000,000   Los Angeles County Public Works Finance Authority, Revenue Bonds,           10/04 at 102       AA***       5,660,400
                 Series 1994A (Los Angeles County Regional Park and Open Space
                 District), 6.125%, 10/01/10 (Pre-refunded to 10/01/04)

   10,000,000   Los Angeles County Transportation Commission, California,                    7/02 at 102         Aaa      11,143,900
                 Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

    2,035,000   Parlier Redevelopment Agency (Parlier Redevelopment Project),                8/02 at 102      BBB***       2,269,880
                 1992 Tax Allocation Bonds, Series A, 6.750%, 8/01/22
                 (Pre-refunded to 8/01/02)


   Principal                                                                               Optional Call                  Market
   Amount       Description                                                                Provisions*       Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                California (continued)

                Redevelopment Agency of the City and County of San Francisco,
                California, Hotel Tax Revenue Bonds, Series 1994:
$   2,390,000     6.750%, 7/01/15 (Pre-refunded to 7/01/04)                                  7/04 at 102         AAA    $  2,768,911
    5,905,000     6.750%, 7/01/25 (Pre-refunded to 7/01/04)                                       at 102         AAA       6,841,179
      960,000     6.750%, 7/01/25                                                            7/04 at 102         AAA       1,088,832

    5,605,000   County of San Joaquin, California, Certificates of Participation             4/04 at 102           A       6,137,363
                 (1994 Solid Waste System Facilities Project), 6.600%, 4/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 8.8%

    9,870,000   Colorado Health Facilities Authority, Insured Hospital Revenue               2/01 at 102         AAA      10,509,773
                 Bonds (PSL Healthcare System Project), Series 1991A, 6.250%, 2/15/21
                 (Pre-refunded to 2/15/01)

    1,015,000   Colorado Housing and Finance Authority, Single Family Program               12/04 at 105         Aa2       1,106,533
                 Senior Bonds, 1994 Series E, 8.125%, 12/01/24 (Alternative Minimum Tax)

                Colorado Housing and Finance Authority, General Obligation Bonds,
                1994 Series A:
    5,785,000     6.850%, 8/01/24                                                            8/02 at 102           A       6,153,794
    2,295,000     6.875%, 8/01/30                                                            8/02 at 102           A       2,432,379

    4,050,000   Colorado Housing and Finance Authority, Single Family Program               12/05 at 105         Aa2       4,433,454
                 Senior Bonds, 1995 Series D, 7.375%, 6/01/26

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
      400,000     7.750%, 11/15/13 (Alternative Minimum Tax)                                No Opt. Call        BBB+         503,392
    3,155,000     7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         Aaa       3,524,167
   12,115,000     7.750%, 11/15/21 (Alternative Minimum Tax)                                11/01 at 102        BBB+      13,216,132

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
    1,445,000     7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102         Aaa       1,637,358
    5,635,000     7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102        BBB+       6,191,344

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
    2,125,000     6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102         Aaa       2,374,454
   16,120,000     6.750%, 11/15/13 (Alternative Minimum Tax)                                11/02 at 102        BBB+      17,412,985

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
    1,925,000     8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100         Aaa       2,126,702
    5,315,000     8.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100        BBB+       5,741,688

                City and County of Denver, Colorado, Multi-Family Housing Revenue
                Bonds (FHA-Insured Mortgage Loan - The Boston Lofts Project),
                Series 1997A:
    1,700,000     5.750%, 10/01/27 (Alternative Minimum Tax)                                10/07 at 102         AAA       1,759,194
    4,795,000     5.850%, 10/01/38 (Alternative Minimum Tax)                                10/07 at 102         AAA       4,961,099


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.4%

    3,170,000   Connecticut Housing Finance Authority, Housing Mortgage Finance              5/06 at 102          AA       3,395,799
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18


------------------------------------------------------------------------------------------------------------------------------------

                Florida - 2.6%

    1,750,000   Alachua County Health Facilities Authority, Health Facilities               11/00 at 102         AAA       1,891,925
                 Revenue Bonds, Series 1992 (Santa Fe Healthcare Facilities
                 Project), 7.600%, 11/15/13 (Pre-refunded to 11/15/00)

    5,000,000   Dade County, Florida, Aviation Bonds, Series 1996A,                         10/06 at 102         AAA       5,269,150
                 5.750%, 10/01/18 (Alternative Minimum Tax)

    2,850,000   State of Florida, Full Faith and Credit, Department of                       7/05 at 101         AAA       3,169,172
                 Transportation, Right-of-Way Acquisition and Bridge Construction
                 Bonds, Series 1995, 5.875%, 7/01/24

   12,500,000   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),        5/02 at 102      N/R***      14,083,375
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.9%

    5,500,000   City of Atlanta, Georgia, Water and Sewerage Revenue Bonds,                  1/04 at 100         AAA       5,647,620
                 Series 1993, 4.500%, 1/01/18 (Pre-refunded to 1/01/04)

    7,000,000   Development Authority of Burke County, Georgia, Pollution Control            1/03 at 103         AAA       8,192,380
                 Revenue Bonds (Oglethorpe Power Corporation Vogtle Project),
                 Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)


   Principal                                                                               Optional Call                Market
   Amount       Description                                                                Provisions*      Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------

                Georgia (continued)

$     650,000   Housing Authority of Fulton County, Georgia, Single Family                   9/06 at 102         AAA    $    688,168
                 Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1996A, 6.200%, 9/01/27
                 (Alternative Minimum Tax)

                Georgia Housing and Finance Authority, Single Family Mortgage Bonds,
                1994 Series B:
    5,485,000     6.650%, 12/01/20 (Alternative Minimum Tax)                                 9/04 at 102         AAA       5,883,869
    6,610,000     6.700%, 12/01/25 (Alternative Minimum Tax)                                 9/04 at 102         AAA       7,089,886


------------------------------------------------------------------------------------------------------------------------------------
                Idaho - 0.3%

    2,335,000   Idaho Housing and Finance Association, Single Family Mortgage Bonds,         7/06 at 102         Aaa       2,486,588
                 1996 Series G, 6.350%, 7/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 12.2%

    5,000,000   City of Chicago, General Obligation Bonds (Emergency Telephone               1/03 at 102         AAA       5,406,450
                 System), Series 1993, 5.625%, 1/01/23 (Pre-refunded to 1/01/03)

   17,000,000   City of Chicago, General Obligation Bonds, Series A of 1992,                 1/02 at 102         AAA      18,352,010
                  6.250%, 1/01/12 (Pre-refunded to 1/01/02)

    1,000,000   City of Chicago, General Obligation Bonds, Project and Refunding             7/08 at 102         AAA       1,000,340
                 Series 1998, 5.250%, 1/01/20

                Chicago School Reform Board of Trustees of the Board of Education of
                the City of Chicago, Illinois, Unlimited Tax General Obligation Bonds
                (Dedicated Tax Revenues), Series 1998A:
   23,800,000     0.000%, 12/01/20                                                          No Opt. Call         AAA       7,710,724
   61,300,000     0.000%, 12/01/21                                                          No Opt. Call         AAA      18,730,215

    5,000,000   Chicago School Reform Board of Trustees of the Board of Education           No Opt. Call         AAA       1,619,900
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1999A, 0.000%, 12/01/20

    8,270,000   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992               6/02 at 102         AAA       8,738,826
                 (FHA-Insured Mortgage Loan - Lakeview Towers Project), 6.650%, 12/01/33

    1,175,000   City of Chicago, Multi-Family Housing Revenue Bonds,                         6/09 at 102         Aaa       1,239,778
                 Series 1997 (GNMA Collateralized - Bryn Mawr/Belle Shores Project),
                 5.800%, 6/01/23 (Alternative Minimum Tax)

    5,500,000   Chicago Park District, Illinois, General Obligation Capital                  1/02 at 102       AA***       6,018,815
                 Improvement Bonds and Aquarium and Museum Bonds,
                 Series 1991, 6.700%, 1/01/11 (Pre-refunded to 1/01/02)

   10,900,000   Public Building Commission of Chicago, Illinois, Building Revenue           12/03 at 102         AAA      11,992,725
                 Bonds, Series A of 1993 (Board of Education of the City of Chicago),
                 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

    4,475,000   City of Chicago, Illinois, Tax Increment Allocation Bonds                    1/07 at 102         N/R       4,832,955
                 (Dunning Redevelopment Project), Series 1996B, 7.250%, 1/01/14

    3,530,000   City of Chicago, Illinois, Tax Increment Finance Bonds (Sanitary             1/07 at 102         N/R       3,861,749
                 Drainage and Ship Canal), Series 1997A, 7.750%, 1/01/14

    2,850,000   City of East Louis, Illinois, Mortgage Revenue Refunding Bonds,              7/03 at 102         AAA       3,021,998
                 Series 1994A (FHA-Insured Mortgage Loan - Dawson Manor
                 Apartments, Section 8 Assisted Project), 6.500%, 7/01/24

    6,900,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,              10/03 at 102          A-       6,901,518
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

    3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,              No Opt. Call          A+       3,313,110
                 Series 1993C (Lutheran General Health System), 6.000%, 4/01/18

   11,510,000   The Illinois State Toll Highway Authority, Toll Highway Priority             1/03 at 102      AA-***      12,722,233
                 Revenue Bonds, 1992 Series A, 6.375%, 1/01/15 (Pre-refunded to 1/01/03)

      780,000   Village of Wheeling, Cook and Lake Counties, Illinois, Single               11/02 at 102         AAA         827,549
                 Family Mortgage Revenue Refunding Bonds, Series 1992,
                 6.850%, 11/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Indiana - 7.6%

    8,000,000   East Chicago Elementary School Building Corporation, Lake County,            1/03 at 102        A***       9,014,800
                 Indiana, First Mortgage Bonds, Series 1992, 7.000%, 1/15/16
                 (Pre-refunded to 1/15/03)

   13,630,000   Hospital Authority of the City of Fort Wayne, Indiana,                      11/02 at 102          A+      15,053,790
                 Revenue Bonds, Series 1992 (Parkview Memorial Hospital,
                 Inc. Project), 6.400%, 11/15/22


   Principal                                                                               Optional Call                Market
   Amount       Description                                                                Provisions*      Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------

                Indiana (continued)

$   6,031,000   City of Greenfield, Indiana, Multi-Family Housing Revenue Bonds,            12/05 at 105         Aaa    $  6,474,520
                 Series 1996 A (Pedcor Investments - 1988-V, L.P. Project),
                 6.200%, 12/01/28 (Alternative Minimum Tax)

   10,675,000   Highland School Building Corporation, Highland, Indiana, First               1/02 at 102         AAA      11,712,397
                 Mortgage Bonds, Series 1992A, 6.750%, 1/15/20
                 (Pre-refunded to 1/15/02)

    8,200,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                       2/03 at 102         AAA       8,976,868
                 Series 1993A, Guarantee Revenue Bonds, 6.250%, 2/01/09

    2,875,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                       2/05 at 102         AAA       3,249,411
                 Series 1994B, Guarantee Revenue Bonds, 6.750%, 2/01/17

    6,000,000   Indiana Development Finance Authority, Environmental Revenue Bonds,          2/03 at 102         AAA       6,218,760
                 Series 1993B (PSI Energy, Inc.), 5.750%, 2/15/28
                 (Alternative Minimum Tax)

    5,250,000   Indiana Transportation Finance Authority, Aviation Technology                3/03 at 102          A+       5,685,908
                 Center, Lease Revenue Bonds, Series A, 6.500%, 3/01/18

    5,905,000   Muncie School Building Corporation, First Mortgage Bonds,                    7/01 at 102      N/R***       6,374,566
                 Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.4%

    1,680,000   Johnson County, Kansas, Single Family Mortgage Revenue                       5/04 at 103          A2       1,826,093
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

    1,900,000   Sedgwick and Shawnee County, Kansas, Collateralized Single                  No Opt. Call         Aaa       2,107,062
                 Family Mortgage Refunding Revenue Bonds (GNMA Certificates),
                 Series 1994A1, 7.900%, 5/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.8%

    7,000,000   Kentucky Housing Corporation, Housing Revenue Bonds,                         7/06 at 102         AAA       7,466,970
                 1996 Series A, 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 2.9%

    4,000,000   Bossier Public Trust Financing Authority, Single Family Mortgage             8/05 at 102         AAA       4,177,120
                 Revenue Refunding Bonds, Series 1995B, 6.125%, 8/01/28

   12,750,000   East Baton Rouge Mortgage Finance Authority, Single Family Mortgage         10/05 at 102         Aaa      13,473,308
                 Revenue Bonds (GNMA and FNMA Mortgage Backed Securities Program),
                 Series 1994C, 6.350%, 10/01/28 (Alternative Minimum Tax)

    4,980,000   New Orleans Home Mortgage Authority, Single Family Mortgage                  6/05 at 102         Aaa       5,359,625
                 Revenue Bonds, Series 1995A, 6.300%, 6/01/28
                 (Alternative Minimum Tax)

    4,510,000   Orleans Levee District (A Political Subdivision of the State of             12/05 at 103         AAA       4,909,676
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 1.0%

    1,220,000   Maine State Housing Authority, Mortgage Purchase Bonds,                     11/05 at 102          AA       1,291,736
                 1995 Series B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)

    7,925,000   Maine State Housing Authority, Mortgage Purchase Bonds,                      8/02 at 102         Aa2       8,257,692
                 1990 Series A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.3%

    2,560,000   Community Development Administration, Department of Housing                  5/03 at 102         Aa2       2,732,006
                 and Community Development,  State of Maryland, Multi-Family
                 Housing Revenue Bonds (Insured Mortgage Loans), 1993 Series C,
                 6.625%, 5/15/23


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 1.1%

    3,080,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College              3/06 at 102         AAA       3,237,234
                 of the Holy Cross - 1996 Issue), 5.625%, 3/01/26

    6,900,000   Massachusetts Water Resources Authority, General Revenue Bonds,             12/04 at 102         AAA       6,957,615
                 1993 Series C, 5.250%, 12/01/20


   Principal                                                                               Optional Call                 Market
   Amount       Description                                                                Provisions*       Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 1.5%

$   8,000,000   Michigan State Hospital Finance Authority, Hospital Revenue                 11/03 at 102         AAA    $  8,312,880
                 Refunding Bonds (Oakwood Hospital Obligated Group), Series 1993A,
                 5.625%, 11/01/18

    5,285,000   Michigan State Housing Development Authority, Rental Housing                10/02 at 102         AA-       5,648,449
                 Revenue Bonds, 1992 Series A, 6.650%, 4/01/23


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 2.4%

    3,560,000   Housing and Redevelopment Authority of the City of Saint Paul and           12/02 at 102        BBB+       3,807,456
                 the City of Minneapolis, Minnesota, Health Care Facility Revenue
                 Bonds, Series 1992 (Group Health Plan, Inc. Project), 6.900%, 10/15/22

    3,230,000   Minnesota Housing Finance Agency, Rental Housing Bonds,                      2/05 at 102         AAA       3,395,279
                 1995 Series D, 5.950%, 2/01/18

    5,090,000   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,              1/06 at 102          AA       5,378,705
                 1996 Series G, 6.250%, 7/01/26 (Alternative Minimum Tax)

    2,000,000   Southern Minnesota Municipal Power Agency, Power Supply System               1/03 at 102         Aaa       2,159,960
                  Revenue Bonds, Series 1992B, 5.750%, 1/01/11

    2,350,000   Washington County Housing and Redevelopment Authority, Pooled                1/03 at 102         BBB       2,488,791
                 Housing and Redevelopment Limited Annual Appropriation Tax and
                 Revenue Bonds (Pooled Refunding Project), Series 1992, 7.200%, 1/01/22

    5,170,000   Washington County Housing and Redevelopment Authority,                      12/02 at 100       A3***       5,802,084
                 Lease Revenue Bonds (South Washington Count Schools Project),
                 Series 1992, 7.400%, 12/01/14 (Pre-refunded to 12/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 0.5%

    4,000,000   Mississippi Hospital Equipment and Facilities Authority,                    10/02 at 102         AAA       4,373,160
                 Revenue Bonds, Series 1992A (Wesley Health Systems),
                 6.050%, 4/01/12 (Pre-refunded to 10/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Missouri - 2.3%

    4,645,000   Missouri State Health and Educational Facilities Authority,                  6/08 at 101         AAA       4,548,245
                 Revenue Bonds (SSM Health Care), Series 1998A, 5.000%, 6/01/22

    5,500,000   The Industrial Development Authority of the City of St. Louis, Missouri,    12/02 at 102         N/R       5,907,605
                 Industrial Revenue Refunding Bonds (Kiel Center Multi-purpose Arena
                 Project), Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)

   11,000,000   St. Louis Municipal Finance Corporation, Leasehold Revenue                   7/03 at 102          A1      11,774,840
                 Refunding Bonds, 6.000%, 7/15/13


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.5%

    4,000,000   Clark County, Nevada, Industrial Development Revenue Bonds                   6/02 at 102         AAA       4,350,120
                 (Nevada Power Company Project), Series 1992A, 6.700%, 6/01/22
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.6%

    5,215,000   New Hampshire Higher Educational and Health Facilities Authority,            7/99 at 102          A-       5,349,025
                 Hospital Revenue Bonds, Catholic Medical Center Issue,
                 Series 1989, 8.000%, 7/01/04


------------------------------------------------------------------------------------------------------------------------------------
                New Jersey - 2.7%

    4,500,000   New Jersey Economic Development Authority, Insured Revenue                   5/05 at 102         AAA       5,058,630
                 Bonds (Educational Testing Service Issue), Series 1995A,
                 6.000%, 5/15/25

    8,720,000   New Jersey Housing and Mortgage Finance Agency,                         11/07 at 101 1/2         AAA       8,991,715
                 Multi-Family Housing Revenue Bonds, 1997 Series A,
                 5.650%, 5/01/40 (Alternative Minimum Tax)

    4,145,000   New Jersey Housing and Mortgage Finance Agency,                             11/02 at 102          A+       4,462,175
                 Housing Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

    1,000,000   Toms River Board of Education, General Obligation Bonds,                     7/07 at 100         AAA       1,109,910
                 Series 1997, 5.750%, 7/15/21 (Pre-refunded to 7/15/07)

    6,000,000   The Union County Utilities Authority, New Jersey, Solid Waste Bonds,         6/08 at 101         AAA       6,143,400
                 County Deficiency Agreement, Series 1998A, 5.350%, 6/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.4%

    3,990,000   New Mexico Mortgage Finance Authority, Single Family Mortgage                7/05 at 102         AAA       4,237,859
                 Program Bonds, 1995 Series E, 6.300%, 7/01/17
                 (Alternative Minimum Tax)


   Principal                                                                              Optional Call                   Market
   Amount       Description                                                               Provisions*        Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                New York - 14.1%

$   7,695,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series E,       No Opt. Call          A-    $  8,480,736
                 6.600%, 8/01/03

   17,365,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,       No Opt. Call          A-      20,080,539
                 7.000%, 2/01/06

   11,130,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series I,    3/06 at 101 1/2          A-      11,933,252
                 5.875%, 3/15/18

    9,000,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series J     2/06 at 101 1/2          A-       9,644,040
                 (Subseries J-1), 5.875%, 2/15/19

    8,000,000   The City of New York, General Obligation Bonds, Fiscal 1997 Series E,    8/06 at 101 1/2          A-       8,603,360
                 5.875%, 8/01/24

                The City of New York, General Obligation Bonds, Fiscal 1993 Series A:
    3,140,000     6.375%, 8/01/08 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2         Aaa       3,444,392
    6,860,000     6.375%, 8/01/08                                                        8/02 at 101 1/2          A-       7,451,058
      660,000     6.500%, 8/01/11 (Pre-refunded to 8/01/02)                              8/02 at 101 1/2         Aaa         726,488
    1,340,000     6.500%, 8/01/11                                                        8/02 at 101 1/2          A-       1,458,362

                The City of New York, General Obligation Bonds, Fiscal 1997 Series I:
    5,940,000     6.250%, 4/15/27 (Pre-refunded to 4/15/07)                                  4/07 at 101       A-***       6,796,904
    6,080,000     6.250%, 4/15/27                                                            4/07 at 101          A-       6,713,840

                The City of New York, General Obligation Bonds, Fiscal 1995 Series D:
      285,000     6.600%, 2/01/03                                                           No Opt. Call       A-***         312,383
   10,465,000     6.600%, 2/01/03                                                           No Opt. Call          A-      11,417,001

    1,370,000   New York City, New York, Municipal Water Finance Authority,                  6/07 at 101         AAA       1,432,376
                 Water and Sewer System Revenue  Bonds, Fiscal 1997 Series B,
                 5.500%, 6/15/27

    3,150,000   New York City, New York, Municipal Water Finance Authority,                  6/05 at 101         AAA       3,394,125
                 Water and Sewer System Revenue Bonds, Fiscal 1996 Series A,
                 5.875%, 6/15/25

    4,000,000   The Trust for Cultural Resources of the City of New York, Revenue            4/07 at 101         AAA       4,239,600
                 Bonds, Series 1997A (American Museum of Natural History),
                 5.650%, 4/01/27

    2,500,000   Dormitory Authority of the State of New York, City University                7/06 at 102        BBB+       2,719,550
                 System Consolidated Revenue Bonds, 1996 Series 2, 6.000%, 7/01/20

   16,200,000   New York State Energy Research and Development Authority,                   12/01 at 101         AAA      17,230,482
                 Facilities Revenue Bonds, Series 1992B (Consolidated Edison
                 Company of New York, Inc. Project), 6.375%, 12/01/27
                 (Alternative Minimum Tax)

    7,635,000   New York State Medical Care Facilities Finance Agency,                       5/05 at 102         AA-       8,125,549
                 Mercy Medical Center Project Revenue  Bonds, 1995 Series A,
                 5.875%, 11/01/15


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.8%

    5,185,000   City of Durham Urban Redevelopment Mortgage Revenue Bonds                    8/07 at 105         AAA       5,782,053
                 (Durham Hosiery Mill Project), FHA-Insured, Series 1987,
                 7.500%, 8/01/29 (Alternative Minimum Tax)

    1,915,000   North Carolina Housing Finance Agency, Single Family Revenue Bonds,          3/06 at 102          AA       2,049,088
                 Series JJ (1985 Resolution), 6.450%, 9/01/27 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 0.4%

    4,095,000   Mercer County, North Dakota, Pollution Control Revenue Bonds                 7/99 at 103           A       4,224,975
                 (Basin Electric Power Cooperative - Antelope Valley Station),
                 1984 Series B, 7.000%, 1/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 1.5%

    2,000,000   Ohio Housing Finance Agency, Multi-Family Housing Mortgage Revenue           1/08 at 102         Aa2       2,025,540
                  Bonds, Series 1998B-1 (FHA- Insured Mortgage Loan - Courtyards
                 of Kettering Project), 5.550%, 1/01/40 (Alternative Minimum Tax)

    5,250,000   State of Ohio, Ohio Air Quality Development Authority, Air Quality           4/07 at 102         AAA       5,439,473
                 Development Revenue Bonds (JMG Funding Limited Partnership
                 Project), Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

    6,750,000   Ohio Water Development Authority, State of Ohio, Solid Waste                 9/08 at 102         N/R       6,882,638
                 Disposal Revenue Bonds (Bay Shore Power Project), Tax Exempt
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)


   Principal                                                                              Optional Call                  Market
   Amount       Description                                                               Provisions*        Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------

                Oklahoma - 0.5%

$   1,000,000   Tulsa County Industrial Authority, Tulsa, Oklahoma, Recreational             9/02 at 102          A-    $  1,090,010
                 Facilities Revenue Bonds, Refunding Series 1992, 6.600%, 9/01/08

    2,990,000   Tulsa County Public Facilities Authority, Tulsa, Oklahoma, Recreational     11/02 at 102          A-       3,269,087
                 Facility Refunding Revenue Bonds, Series 1992, 6.600%, 11/01/08


------------------------------------------------------------------------------------------------------------------------------------
                Oregon - 2.7%

   13,350,000   State of Oregon, General Obligation Bonds, Elderly and Disabled              8/02 at 102          AA      14,475,539
                 Housing Bonds, 1992 Series B, 6.375%, 8/01/24

    6,160,000   State of Oregon, General Obligation Veterans Welfare Bonds,                 10/05 at 102          AA       6,475,084
                 Series 75, 6.000%, 4/01/27

    1,750,000   State of Oregon, Housing and Community Services Department,              7/07 at 101 1/2         Aa2       1,800,313
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 1997 Series H, 5.650%, 7/01/28 (Alternative Minimum Tax)

    3,255,000   City of Portland, Oregon, Limited Tax Improvement Bonds,                     6/06 at 100          Aa       3,424,162
                 1996 Series A, 5.550%, 6/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania - 0.1%

    1,000,000   Delaware Valley Regional Finance Authority, Local Government                No Opt. Call         AAA       1,099,450
                 Revenue Bonds, Series 1997B, 5.700%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 0.1%

    1,375,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                   7/05 at 100        BBB+       1,413,583
                 Series X, 5.500%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.2%

    2,135,000   School District No. 4 of Lexington County, South Carolina,                   7/04 at 102        Baa2       2,365,964
                 1994, 7.000%, 7/01/12


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 1.2%

   10,370,000   South Dakota Building Authority, Revenue Bonds, Series 1992,                No Opt. Call         AAA      11,529,366
                 6.700%, 9/01/17


------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 0.5%

    4,850,000   The Health and Educational Facilities Board of the City of Johnson           1/09 at 101         AAA       4,794,516
                 City, Tennessee, Hospital Revenue Refunding and Improvement Bonds,
                 Series 1998C (Johnson City Medical Center Hospital), 5.125%, 7/01/25


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 2.2%

    1,295,000   Baytown Housing Finance Corporation, Single Family Mortgage                  9/02 at 103         Aa2       1,439,237
                 Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/01/11

    1,435,000   Hidalgo County Housing Finance Corporation, Florida, Single Family           4/04 at 102         Aaa       1,528,088
                 Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)

    1,385,000   Houston Independent School District, Public Facility Corporation,           No Opt. Call         AAA         679,079
                 Harris County, Texas, Lease Revenue Bonds (Cesar E. Chavez High
                 School), Series 1998A, 0.000%, 9/15/13

    6,630,000   Houston Independent School District, Public Facility Corporation            No Opt. Call         AAA       3,250,755
                 Harris County, Texas, Lease Revenue Bonds (West Side High School),
                 Series 1998B, 0.000%, 9/15/13

    1,000,000   Humble Independent School District, Harris County, Texas,                    2/10 at 100         AAA         810,620
                 Unlimited Tax Schoolhouse Bonds,  Series II 1997, 3.500%, 2/15/18

    1,970,000   Lufkin Health Facilities Development Corporation, Texas,                     2/06 at 102         BBB       2,145,310
                 Health System Revenue and Refunding Bonds (Memorial Health
                 System of East Texas), Series 1995, 6.875%, 2/15/26

    2,155,000   Port Arthur Housing Finance Corporation, Single Family Mortgage              9/02 at 103           A       2,348,627
                 Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12

    8,345,000   State of Texas, Veterans Housing Assistance Bonds,                          12/03 at 102          AA       8,951,264
                 Series 1993, General Obligation Bonds, 6.800%, 12/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 1.6%

    6,000,000   Redevelopment Agency of Salt Lake County, Utah,                              3/02 at 102           A       6,246,600
                 Central Business District Neighborhood Redevelopment, Junior Lien
                 Tax Increment Bonds, Series 1992A, 5.800%, 3/01/15

    2,455,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/04 at 102         AAA       2,607,824
                 1994 Issue B (Federally Insured or Guaranteed Mortgage Loans),
                 6.450%, 7/01/14


   Principal                                                                            Optional Call                    Market
   Amount       Description                                                             Provisions*          Ratings**   Value
------------------------------------------------------------------------------------------------------------------------------------
                Utah (continued)

$   1,245,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,               7/07 at 101 1/2         AAA    $  1,305,607
                  1997 Series E2, Class I, 5.875%, 1/01/19 (Alternative Minimum Tax)

    1,560,000   Utah Housing Finance Agency, Single Family Mortgage Bonds,               1/09 at 101 1/2         AAA       1,586,629
                 1997 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)

    3,000,000   Municipal Building Authority of Weber County, Utah,                         12/04 at 102         AAA       3,588,030
                 Lease Revenue Bonds, Series 1994, 7.500%, 12/15/19
                 (Pre-refunded to 12/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                Vermont - 0.7%

    6,620,000   Vermont Housing Finance Agency, Single Family Housing Bonds,                 5/02 at 102          A+       6,931,537
                 Series 4, 6.400%, 11/01/25


------------------------------------------------------------------------------------------------------------------------------------
                West Virginia - 0.8%

    7,000,000   The County Commission of Harrison County, West Virginia,                     5/03 at 102         AAA       7,600,249
                 Solid Waste Disposal Revenue Bonds (The Potomac Edison Company
                 Harrison Station Project), Series B, 6.250%, 5/01/23
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 2.0%

   14,880,000   Wisconsin Housing and Economic Development Authority,                        1/05 at 102          AA      15,972,042
                 Home Ownership Revenue Bonds, 1995 Series B, 7.100%, 9/01/15
                 (Alternative Minimum Tax)

    3,215,000   Wisconsin Health and Educational Facilities Authority,                       2/07 at 102         AAA       3,365,011
                 Revenue Bonds, Series 1997 (Marshfield Clinic Project),
                 5.625%, 2/15/17
------------------------------------------------------------------------------------------------------------------------------------

$ 958,061,000   Total Investments - (cost $859,470,845) - 98.5%                                                          939,711,231
=============-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.5%                                                                     14,099,360
------------------------------------------------------------------------------------------------------------------------------------

                 Net Assets - 100%                                                                                      $953,810,591
------------------------------------------------------------------------------------------------------------------------============


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.
See accompanying notes to financial statements.


               Portfolio of Investments
               Nuveen Premium Income Municipal Fund 4, Inc. (NPT)
               April 30, 1999
               (Unaudited)







   Principal                                                                           Optional Call                     Market
   Amount       Description                                                            Provisions*          Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Alabama -  4.1%

$   8,000,000   Alabama Higher Education Loan Corporation, Student Loan Revenue             No Opt. Call         AAA    $  8,557,600
                 Refunding Bonds, Series 1994-D, 5.850%, 9/01/04
                 (Alternative Minimum Tax)

   11,745,000   Alabama Special Care Facilities Financing Authority of Birmingham,          11/05 at 101         AA+      11,319,244
                 Hospital Revenue Bonds (Daughters of Charity National
                 Health System - Providence Hospital and St. Vincent's Hospital),
                 Series 1995, 5.000%, 11/01/25

   11,000,000   The DCH Health Care Authority, Health Care Facilities Revenue Bonds,        12/02 at 102          A+      11,468,160
                 Series 1993-B, 5.750%, 6/01/23

    6,000,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement                 2/09 at 101         AAA       6,406,920
                 Warrants, Series 1999-A, 5.750%, 2/01/38


-----------------------------------------------------------------------------------------------------------------------------------
                Arkansas - 0.2%

      515,000   Arkansas Development Finance Authority, Single Family Mortgage               8/01 at 103          AA         540,209
                 Revenue Refunding Bonds, 1991 Series A (FHA - Insured or VA
                 Guaranteed Mortgage Loans), 8.000%, 8/15/11

      416,262   City of Jacksonville, Arkansas, Residential Housing Facilities Board,        7/03 at 103         Aaa         452,615
                 Single Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 1/01/11

      660,682   Residential Housing Facilities Board of Lonoke County, Arkansas,             4/05 at 103         Aaa         721,954
                 Single Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                California - 3.6%

    5,000,000   California Health Facilities Financing Authority, Kaiser Permanente         12/00 at 102        A***       5,339,250
                 Revenue Bonds, 1990 Series A, 6.500%, 12/01/20
                 (Pre-refunded to 12/01/00)

    4,780,000   Foothill/Eastern Transportation Corridor Agency, California,                No Opt. Call        BBB-       2,285,079
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14

                Community Redevelopment Financing Authority of the City of
                Los Angeles, California, Grand Central Square Multi-Family
                Housing Bonds, 1993 Series A:
      500,000     5.750%, 12/01/13 (Alternative Minimum Tax)                                 6/03 at 102          BB         502,260
    3,705,000     5.900%, 12/01/26 (Alternative Minimum Tax)                                 5/99 at 100           A       3,706,334

    4,500,000   Los Angeles County Transportation Commission, California,                    7/02 at 102         Aaa       5,014,755
                 Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                 Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

    1,715,000   Housing Authority of the County of Merced, California,                       1/04 at 102         Aaa       1,770,617
                 Multi-Family Housing Refunding Revenue Bonds, Series 1993A
                 (Belmont Park Apartments Project), 5.875%, 1/01/19

    2,500,000   Transmission Agency of Northern California, California -                     5/02 at 102         AAA       2,726,650
                 Oregon Transmission Project Revenue Bonds, 1992 Series A,
                 6.500%, 5/01/16

    5,000,000   Airports Commission of the City and County of San Francisco,                 5/04 at 101         AAA       5,499,300
                 California, San Francisco International Airport, Second Series
                 Revenue Bonds, Issue 8, 6.300%, 5/01/25 (Alternative Minimum Tax)

    3,545,000   Redevelopment Agency of the City of San Leandro,                             6/03 at 102          A-       3,746,498
                 Plaza 1 and Plaza 2 Redevelopment Projects, 1993
                 Tax Allocation Bonds, Series A, 6.125%, 6/01/23

    1,945,000   South Gate Public Financing Authority, Los Angeles County,                  No Opt. Call         AAA       2,235,369
                 California, Water Revenue Refunding Bonds, 1996 Series A,
                 6.000%, 10/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.2%

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
    6,000,000     7.500%, 11/15/02 (Alternative Minimum Tax)                                11/01 at 102        BBB+       6,551,460
    3,040,000     7.750%, 11/15/13 (Alternative Minimum Tax)                                No Opt. Call        BBB+       3,825,779


   Principal                                                                               Optional Call                 Market
   Amount       Description                                                                Provisions*     Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------

                Colorado (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
$     865,000     7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         Aaa    $    966,214
    3,280,000     7.750%, 11/15/21(Alternative Minimum Tax)                                 11/01 at 102        BBB+       3,578,119
      210,000     7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100         Aaa         227,056
      790,000     7.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100        BBB+         835,646

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
    1,100,000     6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102         Aaa       1,229,129
    4,140,000     6.750%, 11/15/22 (Alternative Minimum Tax)                                11/02 at 102        BBB+       4,467,847

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1990A:
      405,000     8.500%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)     11/00 at 102         Aaa         442,920
    3,695,000     8.500%, 11/15/23 (Alternative Minimum Tax)                                11/00 at 102        BBB+       3,980,771
      115,000     8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/00)     11/00 at 102         Aaa         124,920
    1,190,000     8.000%, 11/15/25 (Alternative Minimum Tax)                                11/00 at 102        BBB+       1,273,276

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
      315,000     8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102         Aaa         359,380
      885,000     8.750%, 11/15/23 (Alternative Minimum Tax)                                11/01 at 102        BBB+         987,554


------------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 1.4%

    6,500,000   State of Connecticut, Health and Educational Facilities Authority,           7/00 at 102         AAA       6,900,075
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series F,
                 7.100%, 7/01/25 (Pre-refunded to 7/01/00)

    3,000,000   Connecticut Housing Finance Authority, Housing Mortgage Finance              5/06 at 102          AA       3,213,690
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18

    2,400,000   Connecticut Development Authority, Water Facilities Revenue                 12/03 at 102         AAA       2,699,976
                 Refunding Bonds (The Connecticut  Water Company Project -
                 1993 Series), 6.650%, 12/15/20


------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 4.4%

    5,000,000   District of Columbia, General Obligation Bonds, 6.000%, 6/01/09              6/03 at 102         AAA       5,446,500

    6,000,000   District of Columbia, General Obligation Refunding Bonds,                   No Opt. Call         AAA       6,434,940
                 Series 1993 B, 5.500%, 6/01/10

    3,240,000   District of Columbia, Hospital Revenue Refunding Bonds                       8/02 at 102       A-***       3,609,101
                 (Medlantic Healthcare Group, Inc. Issue), Series 1992B,
                 6.750%, 8/15/07 (Pre-refunded to 8/15/02)

    4,250,000   District of Columbia, Hospital Revenue Refunding Bonds                       8/06 at 102         AAA       4,671,303
                 (Medlantic Healthcare Group, Inc. Issue), Series 1993A,
                 5.750%, 8/15/14

    9,500,000   District of Columbia, General Obligation Refunding Bonds, Series 1993A,     No Opt. Call         AAA      10,504,897
                  6.000% 6/01/07

    4,615,000   District of Columbia, Housing Finance Agency, Collateralized                12/04 at 103         AAA       4,753,681
                 Single Family Mortgage Revenue Bonds, Series 1988F-1,
                 5.850%, 12/01/14 (Alternative Minimum Tax)

    4,500,000   District of Columbia, University Revenue Refunding Bonds                    10/02 at 102         AAA       5,018,580
                 (The Howard University Issue), Series 1992A, 6.750%, 10/01/12
                 (Pre-refunded to 10/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Florida - 1.0%

    9,500,000   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,           10/18 at 100         AAA       9,448,890
                 Series 1998, 5.000%, 10/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Georgia - 2.3%

    3,400,000   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,               No Opt. Call         AAA       3,645,752
                 Series 1999A, 5.500%, 11/01/22

    2,425,000   Development Authority of Burke County, Georgia, Pollution                   No Opt. Call         AAA       2,582,892
                 Control Revenue Bonds (Oglethorpe Power Corporation Vogtle
                 Project), Series 1992, 7.500%, 1/01/03

    2,880,000   Municipal Electric Authority of Georgia, General Power                      No Opt. Call           A       3,776,285
                 Revenue Bonds, 1992B Series, 8.250%, 1/01/11

    4,185,000   Municipal Electric Authority of Georgia, General Power                      No Opt. Call         AAA       5,471,469
                 Revenue Bonds, Series EE, 7.250%, 1/01/24

    5,500,000   Municipal Electric Authority of Georgia, General Power                      No Opt. Call         AAA       5,974,485
                 Revenue Bonds, 1993B Series, 5.700%, 1/01/19


   Principal                                                                             Optional Call                   Market
   Amount       Description                                                              Provisions*        Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Hawaii - 0.7%

$   1,500,000   State of Hawaii, Airports System Revenue Bonds, Series of 1990               7/00 at 102         AAA    $  1,589,400
                 (Payable Solely from the Receipts of the Aviation Fuel Tax and the
                 Revenues of the State of Hawaii Airports System), 7.300%, 7/01/20
                 (Alternative Minimum Tax)

                City and County of Honolulu, Hawaii, General Obligation Bonds,
                Refunding and Improvement, Series 1993B:
    1,580,000     5.000%, 10/01/13                                                          No Opt. Call         Aaa       1,630,007
    3,420,000     5.000%, 10/01/13                                                          No Opt. Call         AA-       3,513,811


------------------------------------------------------------------------------------------------------------------------------------
                Illinois - 12.5%

    4,000,000   Board of Education of the City of Chicago, General Obligation               No Opt. Call         AAA       4,630,960
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15

    5,000,000   City of Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,             7/08 at 102         AAA       4,995,950
                 5.250%, 1/01/28

                Cook County School District 99, Cicero, General Obligation
                School Bonds, Series 1997:
    1,345,000     8.500%, 12/01/12                                                          No Opt. Call         Aaa       1,848,084
    1,455,000     8.500%, 12/01/13                                                          No Opt. Call         Aaa       2,023,439
    1,685,000     8.500%, 12/01/15                                                          No Opt. Call         Aaa       2,391,116

    3,140,000   Illinois Development Finance Authority, Child Care Facility                  9/02 at 102         N/R       3,316,845
                 Revenue Bonds, Series 1992 (Illinois Facilities Fund Project),
                 7.400%, 9/01/04

    2,240,000   Illinois Educational Facilities Authority, Revenue Bonds,                   No Opt. Call         AAA       2,623,242
                 Chicago College of Osteopathic Medicine, Series A,
                 8.750%, 7/01/05

   10,360,000   Illinois Educational Facilities Authority, Revenue Refunding Bonds,          7/01 at 102       A1***      11,294,058
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/21
                 (Pre-refunded to 7/01/01)

    3,000,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,              10/03 at 102          A-       3,000,660
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

    2,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1992             7/02 at 102         BBB       2,135,920
                 (Trinity Medical Center), 7.000%, 7/01/12

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Series 1993C (Lutheran General Healthsystem):
    5,705,000     7.000%, 4/01/08                                                           No Opt. Call          A+       6,686,260
    4,075,000     7.000%, 4/01/14                                                           No Opt. Call          A+       4,988,167

    8,190,000   Illinois Housing Development Authority, Multi-Family Program Bonds,          9/04 at 102          A+       8,853,062
                 Series 5, 6.650%, 9/01/14

    3,410,000   Illinois Housing Development Authority, Section 8 Elderly                   11/02 at 102           A       3,588,275
                 Housing Revenue Bonds (Skyline Towers Apartments),
                 Series 1992B, 6.875%, 11/01/17

    3,115,000   Illinois Housing Development Authority, Section 8 Elderly Housing            1/03 at 102        A***       3,448,741
                 Revenue Bonds (Morningside North Development), Series 1992D,
                 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

    5,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1990            11/00 at 102       A3***       5,381,000
                 (Riverside Senior Living Center Project), 7.500%, 11/01/20
                 (Pre-refunded to 11/01/00)

   11,690,000   Illinois Health Facilities Authority, Refunding Revenue Bonds,              11/00 at 102         AAA      12,925,282
                 Series 1990-B (Hinsdale Hospital), 9.000%, 11/15/15

    2,025,000   Long Creek Township, Macon County, Illinois, Waterworks                      5/03 at 100         N/R       2,107,397
                 Refunding Revenue Bonds, Series 1993, 7.250%, 5/01/23

    3,050,000   Regional Transportation Authority, Cook, DuPage, Kane,                      No Opt. Call         AAA       3,901,804
                 Lake, McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20

   14,375,000   Village of Wheeling, Illinois, Multi-Family Housing Revenue Bonds,           2/03 at 100         AAA      14,855,988
                  Series 1993A (FHA-Insured Mortgage Loan - Arlington Club
                 Project), 6.400%, 2/01/40

    4,510,000   Town of Wood River, Wood River Township Hospital,                            2/04 at 102         N/R       4,842,838
                 Madison County, Illinois, General Obligation Bonds
                 (Alternate Revenue Source), Series 1993, 6.625%, 2/01/14

    4,295,000   Town of Wood River, Wood River Township Hospital,                            2/04 at 102         N/R       4,589,637
                 Madison County, Illinois, General Obligation Tort
                 Immunity Bonds, Series 1993, 6.500%, 2/01/14

   Principal                                                                             Optional Call                     Market
   Amount       Description                                                              Provisions*        Ratings**      Value
------------------------------------------------------------------------------------------------------------------------------------

                Indiana - 3.4%

$   2,250,000   Indiana Bond Bank, Special Program Bonds, Series 1992B, 6.750%, 8/01/12      2/03 at 102          A+    $  2,485,193

    3,200,000   Indiana Health Facility Financing Authority, Hospital Revenue                9/02 at 102           A       3,509,696
                 Refunding Bonds, Series 1992 (The Methodist Hospitals, Inc.),
                 6.750%, 9/15/09

    2,100,000   City of Indianapolis, Indiana, Economic Development Revenue Bonds,           7/03 at 103         N/R       2,108,274
                 Series 1993A (The Meadows - Section 8 Assisted Project),
                 6.000%, 7/01/23 (Alternative Minimum Tax)

    2,000,000   Hospital Authority of the City of Kokomo, Indiana, Hospital Revenue         No Opt. Call         N/R       2,188,980
                 Refunding Bonds, Series 1993 (Saint Joseph Hospital and Health
                 Center of Kokomo), 6.250%, 8/15/05

    3,615,000   Mooresville Consolidated School Building Corporation, First                  1/04 at 101      N/R***       3,973,970
                 Mortgage Bonds, Series 1994A (Morgan County, Indiana),
                 6.200%, 7/15/15 (Pre-refunded to 1/15/04)

    5,900,000   Muncie School Building Corporation, First Mortgage Bonds,                    7/01 at 102      N/R***       6,369,168
                 Series 1992, 6.625%, 7/15/14 (Pre-refunded to 7/15/01)

    9,500,000   City of Petersburg, Indiana, Pollution Control Refunding                     1/03 at 102         Aa2      10,104,675
                 Revenue Bonds, Series 1993A (Indianapolis Power
                 and Light Company Project), 6.100%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                Iowa - 0.5%

      675,000   City of Davenport, Iowa, Home Ownership Mortgage Revenue                     9/04 at 102          A1         720,995
                 Refunding Bonds, Series 1994, 7.900%, 3/01/10

    3,810,000   Iowa Finance Authority, Hospital Revenue Bonds (Trinity Regional             7/02 at 102      N/R***       4,233,939
                 Hospital Project), Series 1993, 7.000%, 7/01/12
                 (Pre-refunded to 7/01/02)


------------------------------------------------------------------------------------------------------------------------------------
                Kansas - 1.4%

    1,265,000   Johnson County, Kansas, Single Family Mortgage Revenue                       5/04 at 103          A2       1,375,004
                 Refunding Bonds, Series 1994, 7.100%, 5/01/12

                Kansas Development Finance Authority, Multi-Family Housing
                Refunding Revenue Bonds (First Kansas State Partnership, L.P. Project),
                Series 1998Y:
    7,910,000     6.000%, 12/01/20 (Alternative Minimum Tax)                                12/08 at 101         N/R       7,852,732
    2,460,000     6.125%, 12/01/28 (Alternative Minimum Tax)                                12/08 at 101         N/R       2,439,902

      985,000   Labette County, Kansas, Single Family Mortgage Revenue                       6/03 at 103         Aa2       1,054,246
                 Refunding Bonds, 1993 Series A, 8.400%, 12/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Kentucky - 0.8%

    7,000,000   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A,          7/06 at 102         AAA       7,466,970
                 6.375%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 1.2%

    3,400,000   Clover Dale Housing Corporation, 1995 Multi-Family Mortgage                  4/01 at 100         AA-       3,457,120
                 Revenue Refunding Bonds (Clover Dale Plaza - FHA Insured Mortgage,
                 Section 8 Assisted Project), Series A, 6.550%, 2/01/22

    6,555,000   Orleans Levee District (A Political Subdivision of the State of             12/05 at 103         AAA       7,176,676
                 Louisiana), Public Improvement Bonds, Series 1986, 5.950%, 11/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Maine - 0.9%

    8,000,000   Maine Educational Loan Marketing Corporation, Subordinate                   No Opt. Call           A       8,302,640
                 Student Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Maryland - 2.6%

    7,500,000   Community Development Administration, Maryland Department of                 3/09 at 101         Aa2       7,488,150
                 Housing and Community Development, Residential Revenue Bonds,
                 1998 Series D, 5.250%, 9/01/29 (Alternative Minimum Tax)

    5,000,000   Community Development Administration, Maryland Department of                 1/07 at 102         Aa2       5,308,200
                 Housing and Community Development, Housing Revenue Bonds,
                 Series 1996A, 5.875%, 7/01/16

    2,000,000   Maryland Health and Higher Educational Facilities Authority,                 7/03 at 102        Baa1       2,040,340
                 Project and Refunding Revenue Bonds, Doctors Community
                 Hospital Issue, Series 1993, 5.750%, 7/01/13

    1,790,000   Maryland Transportation Authority, Special Obligation Revenue                7/04 at 102         AAA       1,822,381
                 Bonds, Baltimore/Washington International Airport Projects,
                 Series 1994-A (Qualified Airport Bonds), 6.400%, 7/01/19
                 (Alternative Minimum Tax)


   Principal                                                                              Optional Call                  Market
   Amount       Description                                                               Provisions*      Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------

                Maryland (continued)

$   6,800,000   Housing Opportunities Commission of Montgomery County, Maryland,             7/06 at 102         Aaa    $  7,325,708
                 Multi-Family Housing Revenue Bonds, 1996 Series B,
                 6.400%, 7/01/28 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 1.3%

    2,000,000   Massachusetts Health and Educational Facilities Authority,                   7/03 at 102     Baa1***       2,192,080
                 Revenue Bonds, Faulkner Hospital Issue, Series C, 6.000%, 7/01/13
                 (Pre-refunded to 7/01/03)

    2,000,000   Massachusetts Housing Finance Agency, Housing Project                        4/03 at 102          A+       2,134,700
                 Revenue Bonds, 6.300%, 10/01/13

    4,195,000   Massachusetts Health and Educational Facilities Authority,                   2/04 at 102          AA       4,315,019
                 Revenue Refunding Bonds, Youville Hospital Issue
                 (FHA-Insured Project), Series B, 6.000%, 2/15/34

    3,300,000   Massachusetts Industrial Finance Agency, Resource Recovery                   7/01 at 103         N/R       3,647,028
                 Revenue Bonds, Semass Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Michigan - 5.2%

    5,000,000   City of Detroit, Michigan, Convention Facility Limited Tax                   9/03 at 102         AAA       5,157,600
                 Revenue Refunding Bonds (Cobo Hall Expansion Project),
                 Series 1993, 5.250%, 9/30/12

   10,225,000   City of Detroit, Michigan, Water Supply System Revenue                       7/07 at 101         AAA       9,960,479
                 Senior Lien Bonds, Series 1997-A, 5.000%, 7/01/27

    3,500,000   Hamilton Community Schools, County of Allegan, State of Michigan,            5/08 at 100         AAA       3,424,225
                 1998 School Building and Site  and Refunding Bonds
                 (General Obligation-Unlimited Tax), 5.000%, 5/01/24

    2,545,000   City of Hancock Hospital Finance Authority, FHA-Insured Mortgage             8/08 at 100         AAA       2,483,640
                 Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 4.625%, 8/01/18

    1,000,000   City of Kalamazoo Hospital Finance Authority, Hospital Revenue               5/06 at 102         AAA       1,055,110
                 Refunding and Improvement Bonds (Bronson Methodist Hospital),
                 Series 1996, 5.750%, 5/15/16

    2,000,000   Michigan State Hospital Finance Authority, Hospital Revenue and             No Opt. Call         BBB       2,029,460
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993B, 5.000%, 8/15/03

    3,200,000   Michigan State Hospital Finance Authority, Hospital Revenue and              8/02 at 102         AAA       3,373,664
                 Refunding Bonds, Series 1992 Linked BC (Bon Secours Health
                 System Project), 6.100%, 8/15/22

   10,500,000   Michigan State Hospital Finance Authority, Hospital Revenue                  8/08 at 101         BBB       9,598,680
                 Bonds (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/23

    3,750,000   Michigan Strategic Fund, Limited Obligation Refunding                        6/03 at 102         AAA       4,051,425
                 Revenue Bonds (Consumers Power Company Project),
                 Collateralized Series 1993B, 5.800%, 6/15/10

    6,000,000   County of Monroe, Michigan, Pollution Control Revenue Bonds                  9/03 at 102         AAA       6,626,940
                 (The Detroit Edison Company Project), Series CC-1992,
                 6.550%, 9/01/24 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.4%

    5,000,000   Minneapolis/St. Paul, Minnesota, Housing Finance Board,                     11/07 at 102         AAA       5,146,600
                 Single Family Mortgage Revenue Bonds, FNMA/GNMA Backed
                 Program, Phase XI-AB (Alternative Minimum Tax)

    4,000,000   Minneapolis Community Development Agency, Limited Tax Supported             12/02 at 102          A-       4,414,760
                 Development Revenue Bonds, Series 1992G-3, 7.375%, 12/01/12

    2,720,000   City of Minnetonka, Minnesota, Multi-Family Housing Revenue                  6/04 at 102         AAA       2,919,322
                 Refunding Bonds, Series 1994A (GNMA Collateralized Mortgage
                 Loan - Brier Creek Project), 6.450%, 6/20/24


------------------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.1%

    2,000,000   Mississippi Higher Education Assistance Corporation, Student                 9/02 at 102         Aaa       2,069,720
                 Loan Revenue Bonds, Senior Series 1993-B, 5.800%, 9/01/06
                 (Alternative Minimum Tax)

    1,220,000   Mississippi Housing Finance Corporation, Single Family Mortgage             10/99 at 102         AAA       1,258,247
                 Purchase Revenue Bonds, Series 1989 (GNMA Mortgage - Backed
                 Securities Program), 8.250%, 10/15/18 (Alternative Minimum Tax)

    2,620,000   Mississippi Home Corporation, Single Family Mortgage                         4/05 at 102         Aaa       2,785,925
                 Revenue Bonds, Series 1995B, 6.550%, 4/01/21
                 (Alternative Minimum Tax)

    1,695,000   Mississippi Regional Housing Authority No. V, Multi-Family Housing           7/00 at 105         AAA       1,798,497
                 Revenue Refunding Bonds, Series 1993A (FHA-Insured Mortgage
                 Loan - Deville Apartments Section 8 Assisted Project),
                 7.050%, 7/01/21


   Principal                                                                             Optional Call                   Market
   Amount       Description                                                              Provisions*        Ratings**    Value
------------------------------------------------------------------------------------------------------------------------------------

                Mississippi (continued)

$   1,785,000   Mississippi Educational Facilities Authority, For Private Nonprofit          6/03 at 102         N/R    $  1,852,348
                 Institutions of Higher Learning, Educational Facilities Revenue Bonds
                 (Tougaloo College Project), Series 1993A, 6.500%, 6/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Nebraska - 2.8%

   10,000,000   Energy America, Nebraska, Natural Gas Revenue Note (Metropolitan            No Opt. Call         N/R      10,089,600
                 Utility District Project), Series 1997B, 5.700%, 7/01/08

    9,000,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate             No Opt. Call         AAA       9,484,560
                 Bonds, Series A-5A,  6.250%, 6/01/18 (Alternative Minimum Tax)

    5,075,000   Airport Authority of the City of Omaha, Nebraska, Airport Facilities         1/02 at 102          A1       5,712,369
                 Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 0.8%

    4,500,000   Clark County School District, Nevada (General Obligation -                  No Opt. Call         AAA       5,462,325
                 Limited Tax School Improvement Bonds - Current Coupon Bonds),
                 Series 1991A, 7.000%, 6/01/10

    1,725,000   Nevada Housing Division, Single Family Program Senior Bonds,                 4/04 at 102          A1       1,812,837
                 1993 Issue B, 6.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 0.5%

    2,355,000   New Hampshire Housing Finance Authority, Single Family Residential           7/00 at 102          AA       2,447,763
                 Mortgage Bonds, 1990 Series A, 7.950%, 7/01/22
                 (Alternative Minimum Tax)

    1,885,000   New Hampshire Housing Finance Authority, Single Family Mortgage              1/07 at 102         Aa3       1,991,446
                 Acquisition Revenue Bonds, 1996 Series C, 6.200%, 7/01/16
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                New Mexico - 0.3%

      365,000   New Mexico Educational Assistance Foundation, Student                       12/02 at 101           A         384,309
                 Loan Revenue Bonds, 1992 Series One,  Student Loan Revenue
                 Bonds, Subordinate 1992 Series One B, 6.850%, 12/01/05
                 (Alternative Minimum Tax)

    2,215,000   New Mexico Mortgage Finance Authority, Single Family Mortgage                7/02 at 102         Aa1       2,339,815
                 Purchase Refunding Senior Bonds, 1992 Series A2, 6.900%, 7/01/24


------------------------------------------------------------------------------------------------------------------------------------
                New York - 12.1%

   10,000,000   Erie County, New York, Industrial Development Agency, Solid Waste           12/10 at 103         N/R      10,203,500
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 9.050%, 12/01/25 (Alternative Minimum Tax)

   14,000,000   Long Island Power Authority, New York, Electric System General               6/03 at 101          A-      14,382,620
                 Revenue Bonds, Series 1998A, 5.500%, 12/01/29


    1,000,000   The City of New York, General Obligation Bonds, Fiscal 1995 Series A,       No Opt. Call          A-       1,134,950
                 7.000%, 8/01/04


    3,500,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series B,       No Opt. Call          A-       3,880,940
                 6.750%, 8/15/03


   14,310,000   The City of New York, General Obligation Bonds, Fiscal 1996 Series F,       No Opt. Call          A-      15,979,262
                 6.500%, 2/01/05


                The City of New York, General Obligation Bonds, Fiscal 1991 Series D:
    4,240,000     9.500%, 8/01/02 (Pre-refunded to 8/01/01)                              8/01 at 101 1/2         Aaa       4,838,391
      160,000     9.500%, 8/01/02                                                        8/01 at 101 1/2          A-         181,328


   16,915,000   New York City Transitional Finance Authority, Future Tax Secured Bonds,      5/08 at 101          AA      16,439,012
                 Fiscal 1998 Series C, 5.000%, 5/01/26

                Dormitory Authority of the State of New York, The New York and
                Presbyterian Hospital, FHA-Insured Mortgage Hospital Revenue Bonds,
                Series 1998:
    4,350,000     5.500%, 8/01/10                                                           No Opt. Call         AAA       4,696,521
    5,000,000     5.500%, 8/01/11                                                           No Opt. Call         AAA       5,400,500

   10,500,000   New York State Medical Care Facilities Finance Agency,                       8/02 at 102         AAA      11,136,300
                 Hospital and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series B, 6.200%, 8/15/22

    4,200,000   New York State Medical Care Facilities Finance Agency,                       2/05 at 102          AA       4,534,992
                 FHA-Insured Mortgage Project Revenue Bonds, 1995 Series B,
                 6.150%, 2/15/35


   Principal                                                                             Optional Call                   Market
   Amount       Description                                                              Provisions*       Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------

                New York (continued)

                New York State Medical Care Facilities Finance Agency, Hospital
                and Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series
                A:
$   4,875,000     6.200%, 2/15/21 (Pre-refunded to 2/15/04)                                  2/04 at 102       AA***    $  5,433,480
    3,365,000     6.200%, 2/15/21                                                            2/04 at 102          AA       3,697,664

    7,500,000   New York State Thruway Authority, General Revenue Bonds, Series C,           1/05 at 102         AAA       8,375,550
                 6.000%, 1/01/15 (Pre-refunded to 1/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                North Carolina - 0.2%

    2,000,000   North Carolina Municipal Power Agency, Number 1 Catawba Electric            No Opt. Call         AAA       2,251,480
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11


------------------------------------------------------------------------------------------------------------------------------------
                North Dakota - 1.0%

    8,045,000   Mercer County, North Dakota, Pollution Control Revenue Bonds                 7/99 at 103           A       8,300,348
                 (Basin Electric Power Cooperative - Antelope Valley Station),
                 1984 Series B, 7.000%, 1/01/19

      755,000   City of Minot, North Dakota, Single Family Mortgage Revenue                  8/03 at 102          AA         809,715
                 Refunding Bonds, Series 1993, 7.700%, 8/01/10


------------------------------------------------------------------------------------------------------------------------------------
                Ohio - 3.2%

    4,500,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,              11/02 at 102        Baa1       4,776,300
                 Hospital Facilities Revenue Bonds, Series 1992 (Summa Health
                 System Project), 6.250%, 11/15/07

    1,995,000   County of Franklin, Ohio, Multi-Family Housing Mortgage Revenue              1/05 at 103          AA       2,008,466
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton Creek
                 Apartments Project), 5.550%, 7/01/24 (Alternative Minimum Tax)

    3,800,000   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds              3/05 at 102         AAA       4,076,032
                 (GNMA Mortgage - Backed Securities Programs), 1995 Series A-1,
                 6.300%, 9/01/17

    8,990,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds            9/99 at 102         AAA       9,199,107
                 (GNMA Mortgage - Backed Securities Program), 1989 Series A,
                 7.650%, 3/01/29 (Alternative Minimum Tax)

    4,215,000   The Student Loan Funding Corporation, Cincinnati, Ohio, Student Loan        No Opt. Call          A1       4,303,557
                 Revenue Bonds, Series 1986A, 5.500%, 12/01/01
                 (Alternative Minimum Tax)

    4,370,000   City of Toledo, Ohio, General Obligation - Limited Tax, Various Purpose     12/04 at 102         AAA       4,787,029
                 Improvement Bonds, Series 1994, 5.750%, 12/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Oklahoma - 2.7%

                Oklahoma County Finance Authority, Multi-Family Housing First
                Mortgage Revenue Bonds, Series 1998A (Multiple Apartments
                Project):
    3,495,000     7.000%, 4/01/18                                                            4/06 at 102         N/R       3,533,934
    7,000,000     7.125%, 4/01/28                                                            4/06 at 102         N/R       7,079,870

   10,000,000   Tulsa County Industrial Authority, First Mortgage Multi-Family               3/11 at 101         N/R      10,036,000
                 Housing Revenue Bonds, Series 1999 (Stoneridge Apartments Project),
                 6.125%, 3/01/39 (Alternative Minimum Tax)

    3,340,000   Tulsa County Industrial Authority, Hospital Revenue and Refunding           No Opt. Call         AAA       3,919,624
                 Bonds (Hillcrest Medical Center Project), Series 1996, 6.500%, 6/01/09


------------------------------------------------------------------------------------------------------------------------------------
                Puerto Rico - 1.6%

   12,390,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1997               No Opt. Call         AAA      14,870,354
                 (General Obligation Bonds), 6.500%, 7/01/13


------------------------------------------------------------------------------------------------------------------------------------
                South Carolina - 0.8%

    5,750,000   Piedmont Municipal Power Agency, Electric Revenue Refunding Bonds,           1/01 at 100         AAA       4,806,080
                 Series 1991, 4.000%, 1/01/23

    2,460,000   Piedmont Municipal Power Agency, Electric Revenue Bonds,                    No Opt. Call         AAA       2,655,373
                 1998A Refunding Series, 5.500%, 1/01/13


------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.7%

    5,845,000   South Dakota Student Loan Assistance Corporation,                            8/99 at 102         AAA       6,020,876
                 7.625%, 8/01/06 (Alternative Minimum Tax) (Pre-refunded to 8/01/99)


   Principal                                                                              Optional Call                   Market
   Amount       Description                                                               Provisions*       Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------

                Tennessee - 0.8%

$   5,000,000   The Metropolitan Government of Nashville and Davidson County,                5/08 at 102          AA    $  5,010,300
                 Tennessee, Electric System Revenue Bonds, 1998 Series A,
                 5.200%, 5/15/23

    2,400,000   Tennessee Housing Development Agency, Mortgage Finance                       7/04 at 102          A+       2,573,088
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Texas - 6.3%

    1,000,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,         12/00 at 102        Baa2       1,066,960
                 Series 1990 (American Airlines, Inc. Project), 7.500%, 12/01/29
                 (Alternative Minimum Tax)

    9,950,000   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,         No Opt. Call        Baa2      11,684,484
                 Series 1991 (American Airlines, Inc. Project), 7.000%, 12/01/11
                 (Alternative Minimum Tax) (DD)

    3,345,000   Columbia - Brazoria Independent School District, Brazoria County,            2/09 at 100         AAA       3,148,281
                 Texas, Unlimited Tax School Building Bonds, Series 1999,
                 4.750%, 2/01/25

    6,000,000   Dallas - Fort Worth International Airport, Facility Improvement             11/00 at 102        Baa2       6,387,720
                 Corporation, American Airlines, Inc., Revenue Bonds, Series 1990,
                 7.500%, 11/01/25 (Alternative Minimum Tax)

    2,500,000   City of Houston, Texas, Airport System Subordinate Lien Revenue              7/01 at 102         AAA       2,683,675
                 Bonds, Series 1991A, 6.750% 7/01/21 (Alternative Minimum Tax)

    5,000,000   City of Houston, Taxes, Water and Sewer System, Junior Lien Revenue         12/07 at 102         AAA       4,846,100
                 Refunding Bonds, Series 1997D, 5.000%, 12/01/25

    5,000,000   Lower Neches Valley Authority, Texas, Industrial Development                 3/08 at 101          AA       5,145,300
                 Corporation, Refunding Revenue Bonds, Series 1998
                 (Mobil Oil Refining Corporation Project), 5.550%, 3/01/33

    1,265,187   The Midland Housing Finance Corporation, Midland, Texas,                    11/05 at 103         Aaa       1,379,155
                 Single Family Mortgage Revenue Refunding Bonds, Series 1992A,
                 8.450%, 12/01/11

    2,215,000   North Texas Higher Education Authority Inc., Student Loan Revenue            4/03 at 102           A       2,333,635
                 Bonds, Series 1993D, 6.300%, 4/01/09 (Alternative Minimum Tax)

    3,410,000   Ratama Development Corporation, Special Facilities Revenue Bonds            No Opt. Call         AAA       4,815,534
                 (Retama Park Racetrack Project), Series 1993, 8.750%, 12/15/12

    4,694,828   General Services Commission (an Agency of the State of Texas),           9/99 at 101 1/2           A       4,838,208
                 as Lessee, Participation Interests, 7.500%, 9/01/22

    8,500,000   Travis County Health Facilities Development Corporation, Hospital           11/03 at 102          Aa       9,040,600
                 Revenue Bonds (Daughters of Charity National Health System -
                 Daughters of Charity Health Services of Austin), Series 1993B,
                 6.000%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                Utah - 2.0%

    3,595,000   City of Bountiful, Davis County, Utah, Hospital Revenue Refunding           12/08 at 101         N/R       3,481,793
                 Bonds (South Davis Community Hospital Project), Series 1998,
                 5.750%, 12/15/18

    8,000,000   Intermountain Power Agency, Utah, Power Supply Revenue Bonds,                7/06 at 102          A+       8,795,200
                 Series 1996A, 6.150%, 7/01/14

    6,000,000   Intermountain Power Agency, Utah, Power Supply Revenue                       7/07 at 102         AAA       6,416,580
                 Refunding Bonds, 1997 Series B, 5.750%, 7/01/19


------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.8%

    2,645,000   Suffolk Redevelopment and Housing Authority, Multi-Family Housing            7/02 at 104        Baa2       2,886,885
                 Revenue Refunding Bonds, Series 1994 (Chase Heritage at
                 Dulles Project), 7.000%, 7/01/24 (Mandatory put 7/01/04)

   14,405,000   Upper Occoquan Sewage Authority, Virginia, Regional Sewerage                 7/06 at 100         AAA      13,579,017
                 System Revenue Bonds, Series of 1995A, 4.750%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Washington - 7.7%

    4,705,000   City of Tacoma, Washington, Sewer Revenue Refunding Bonds,                  No Opt. Call         AAA       6,024,235
                 1994 Series B, 8.000%, 12/01/08

    4,500,000   Washington Public Power Supply System, Nuclear Project No. 1,                7/03 at 102         Aa1       4,799,430
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13

    4,845,000   Washington Public Power Supply System, Nuclear Project No. 1,                7/99 at 102         AAA       4,974,943
                 Refunding Revenue Bonds, Series 1989A, 7.500%, 7/01/15
                 (Pre-refunded to 7/01/99)


   Principal                                                                             Optional Call                   Market
   Amount       Description                                                              Provisions*       Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------

                Washington (continued)

$  23,000,000   Washington Public Power Supply System, Nuclear Project No. 1,                7/03 at 102         Aa1    $ 23,506,460
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 2,
                Refunding Revenue Bonds, Series 1992A:
    5,710,000     6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                  7/02 at 102         Aaa       6,247,539
    1,540,000     6.250%, 7/01/12                                                            7/02 at 102         Aa1       1,661,814

    6,475,000   Washington Public Power Supply System, Nuclear Project No. 2,               No Opt. Call         Aa1       7,616,931
                 Refunding Revenue Bonds, Series 1990A, 7.250%, 7/01/06

   10,000,000   Washington Public Power Supply System, Nuclear Project No. 3,               No Opt. Call         Aa1      11,908,599
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09

    3,700,000   Washington Public Power Supply System, Nuclear Project No. 3,                7/08 at 102         Aa1       3,668,512
                  Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18


------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin - 0.1%

      635,000   Wisconsin Housing and Economic Development Authority,                        5/02 at 102          A1         667,854
                 Home Improvement Revenue Bonds, 1992 Series A,
                 7.000%, 5/01/10 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

$ 848,606,959   Total Investments - (cost $851,058,494) - 98.6%                                                          902,220,783
=============-----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.4%                                                                     13,054,101
------------------------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                      $915,274,884
------------------------------------------------------------------------------------------------------------------------============


*Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(DD) Portion of security purchased on a delayed delivery basis (note 1). See accompanying notes to financial statements.

                       Statement of Net Assets April 30,
                                1999 (Unaudited)


                                                                              Premium Income    Premium Income 2    Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------

Assets
 Investments in municipal securities, at market value (note 1)                $1,428,558,432        $939,711,231        $902,220,783
 Cash                                                                                     --             776,813             473,849
 Receivables:
   Interest                                                                       26,740,630          16,855,100          17,225,110
   Investments sold                                                               17,601,266             463,427             140,000
 Other assets                                                                        648,704              75,431              65,393
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,473,549,032         957,882,002         920,125,135
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Cash overdraft                                                                    6,853,468                  --                  --
 Payable for investments purchased                                                 6,254,636                  --           1,016,749
 Accrued expenses:
   Management fees (note 6)                                                          738,328             489,601             470,434
   Other                                                                             343,763             325,556             427,187
 Preferred share dividends payable                                                   139,274              78,520              94,400
 Common share dividends payable                                                    4,528,766           3,177,734           2,841,481
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           18,858,235           4,071,411           4,850,251
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $1,454,690,797        $953,810,591        $915,274,884
------------------------------------------------------------------------------------------------------------------------------------

Preferred shares, at liquidation value                                        $  475,000,000        $300,000,000        $308,400,000
------------------------------------------------------------------------------------------------------------------------------------

Preferred shares outstanding                                                          19,000              12,000              12,336
------------------------------------------------------------------------------------------------------------------------------------

Common shares outstanding                                                         63,785,431          41,003,554          40,884,796
------------------------------------------------------------------------------------------------------------------------------------

 Net asset value per Common share outstanding (net assets less Preferred shares at liquidation value,
   divided by Common shares outstanding)                                             $ 15.36            $  15.95            $  14.84
====================================================================================================================================

See accompanying notes to financial statements.

                            Statement of Operations
                        Six Months Ended April 30, 1999
                                  (Unaudited)


                                                                              Premium Income    Premium Income 2    Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------

Investment Income (note 1)                                                       $40,070,049         $27,533,127         $25,723,120
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                                          4,474,245           2,958,641           2,848,118
 Preferred shares - auction fees                                                     588,869             371,917             382,332
 Preferred shares - dividend disbursing agent fees                                    24,795              24,795              34,712
 Shareholders' servicing agent fees and expenses                                     109,054              36,227              53,965
 Custodian's fees and expenses                                                        82,299              60,298              59,848
 Directors' fees and expenses (note 6)                                                 6,433               4,489               4,311
 Professional fees                                                                    11,093              10,469              10,422
 Shareholders' reports - printing and mailing expenses                               135,138              93,092              92,728
 Stock exchange listing fees                                                          27,067              17,579              17,609
 Investor relations expense                                                           62,322              37,284              38,148
 Other expenses                                                                       32,902              24,538              20,636
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                     5,554,217           3,639,329           3,562,829
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             34,515,832          23,893,798          22,160,291
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain from investment transactions (notes 1 and 4)                    1,782,170           1,030,465           1,730,947
 Net change in unrealized appreciation or depreciation of investments            (16,085,934)         (7,522,155)       (10,694,249)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                 (14,303,764)         (6,491,690)        (8,963,302)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $20,212,068         $17,402,108         $13,196,989
====================================================================================================================================

See accompanying notes to financial statements.

                       Statement of Changes in Net Assets
                                  (Unaudited)


                                          Premium Income                    Premium Income 2                   Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------
                                Six Months Ended     Year Ended     Six Months Ended    Year Ended     Six Months Ended   Year Ended
                                     4/30/99          10/31/98           4/30/99         10/31/98           4/30/99        10/31/98
------------------------------------------------------------------------------------------------------------------------------------

Operations
 Net investment income          $   34,515,832   $   73,113,768      $ 23,893,798      $ 47,792,561     $ 22,160,291    $ 43,819,541
 Net realized gain from investment
   transactions (notes 1 and 4)      1,782,170        5,695,107         1,030,465         2,300,084        1,730,947       4,094,161
 Net change in unrealized
   appreciation or depreciation of
   investments                     (16,085,934)      22,102,303        (7,522,155)       16,299,650      (10,694,249)     12,806,701
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                  20,212,068      100,911,178        17,402,108        66,392,295       13,196,989      60,720,403
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
   (note 1) From undistributed
   net investment income:
   Common shareholders            (27,172,600)     (56,136,763)      (19,039,914)      (37,981,891)     (16,858,713)    (33,322,374)
   Preferred shareholders          (6,534,214)     (16,253,788)       (4,338,116)       (9,776,494)      (4,626,155)    (10,741,953)
 From accumulated net realized
   gains from investment
   transactions:
   Common shareholders             (4,324,652)      (3,623,618)       (1,832,538)       (3,704,032)              --              --
   Preferred shareholders          (1,245,222)        (801,154)         (465,931)         (896,110)              --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders  (39,276,688)     (76,815,323)      (25,676,499)      (52,358,527)     (21,484,868)    (44,064,327)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
 Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions            --               --        2,245,087         2,218,879          559,088          583,436
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                      (19,064,620)     24,095,855        (6,029,304)       16,252,647        (7,728,791)     17,239,512
Net assets at beginning
   of period                     1,473,755,417   1,449,659,562       959,839,895       943,587,248       923,003,675     905,764,163
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period     $1,454,690,797   $1,473,755,417      $953,810,591      $959,839,895     $915,274,884    $923,003,675
====================================================================================================================================
Balance of undistributed net
   investment income at end
   of period                    $    2,288,637   $    1,479,619      $  2,626,260      $  2,110,492     $  1,904,058    $  1,228,635
====================================================================================================================================

See accompanying notes to financial statements.

                         Notes to Financial Statements
                                  (Unaudited)


1. General Information and Significant Accounting Policies The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 1999, Premium Income and Premium Income 4 had outstanding delayed delivery and when-issued purchase commitments of $6,254,636 and $1,016,749, respectively. There were no such outstanding purchase commitments in Premium Income 2.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:



                                 Premium      Premium      Premium
                                   Income     Income 2     Income 4
----------------------------------------------------------------------
Number of Shares:
   Series M                         3,800        2,000        2,200
   Series T                         3,800        3,000        2,000
   Series T2                           --           --        1,328
   Series W                         3,800        2,000        1,680
   Series Th                        3,800        3,000        2,000
   Series F                         3,800        2,000        1,800
   Series F2                           --           --        1,328
----------------------------------------------------------------------
Total                              19,000       12,000       12,336
----------------------------------------------------------------------



Effective May 21, 1999, Premium Income issued 2,000 Series M2 $25,000 stated value Preferred shares.

Effective May 28, 1999, Premium Income 2 issued 1,880 Series F2 $25,000 stated value Preferred shares.

Effective June 18, 1999, Premium Income 4 issued 520 Series W2 $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 1999.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares
Transactions in Common shares were as follows:

                                                             Premium Income           Premium Income 2
------------------------------------------------------------------------------------------------------------------------------------

                                                    Six Months Ended Year Ended Six Months Ended Year Ended
                                                          4/30/99     10/31/98      4/30/99      10/31/98
------------------------------------------------------------------------------------------------------------------------------------

Common shares issued to shareholders
   due to reinvestment of distributions                         --           --      135,307      137,128
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Premium Income 4
------------------------------------------------------------------------------------------------------------------------------------

                                                                               Six Months Ended Year Ended
                                                                                    4/30/99      10/31/98
------------------------------------------------------------------------------------------------------------------------------------

Common shares issued to shareholders
   due to reinvestment of distributions                                               37,115       39,216
------------------------------------------------------------------------------------------------------------------------------------


3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 1999, to shareholders of record on May 15, 1999, as follows:

                                                                       Premium      Premium       Premium
                                                                         Income     Income 2     Income 4
------------------------------------------------------------------------------------------------------------------------------------

Dividend per share                                                       $.0710       $.0790       $.0695
------------------------------------------------------------------------------------------------------------------------------------



4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and temporary municipal securities for the six months ended April 30, 1999, were as follows:

                                                                       Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
------------------------------------------------------------------------------------------------------------------------------------

Purchases:
   Long-term municipal securities                                  $126,025,759  $22,902,238  $84,587,894
   Temporary municipal securities                                    82,350,000   17,400,000   17,700,000
Sales and Maturities:
   Long-term municipal securities                                   130,824,857   22,429,045   79,222,040
   Temporary municipal securities                                    84,350,000   18,200,000   19,700,000
------------------------------------------------------------------------------------------------------------------------------------


At April 30, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At October 31, 1998, the Funds' last fiscal year end, Premium Income 4 had unused capital loss carryforwards of $13,256,518 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $8,044,841 of the carryforwards will expire in the year 2002 and $5,211,677 will expire in the year 2003.


5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 1999, were as follows:

                                                                       Premium      Premium      Premium
                                                                         Income     Income 2     Income 4
------------------------------------------------------------------------------------------------------------------------------------

Gross unrealized:
   appreciation                                                     $74,527,824  $80,650,413  $52,069,490
   depreciation                                                      (1,611,700)    (410,027)    (907,201)
------------------------------------------------------------------------------------------------------------------------------------

Net unrealized appreciation                                         $72,916,124  $80,240,386  $51,162,289
====================================================================================================================================



   6. Management Fee and Other Transactions with Affiliates Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                                             Management Fee
------------------------------------------------------------------------------------------------------------------------------------

For the first $125 million                                                                .6500 of 1%
For the next $125 million                                                                 .6375 of 1
For the next $250 million                                                                 .6250 of 1
For the next $500 million                                                                 .6125 of 1
For the next $1 billion                                                                   .6000 of 1
For net assets over $2 billion                                                            .5875 of 1
------------------------------------------------------------------------------------------------------------------------------------


   The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. Composition of Net Assets At April 30, 1999, net assets consisted of:

                                                                       Premium            Premium           Premium
                                                                       Income             Income 2          Income 4
------------------------------------------------------------------------------------------------------------------------------------

Preferred shares, $25,000 stated value per share,                $  475,000,000         $300,000,000       $308,400,000
     at liquidation value
Common shares, $.01 par value per share                                 637,854              410,036            408,848
Paid-in surplus                                                     901,946,521          569,875,607        564,925,374
Balance of undistributed net investment income                        2,288,637            2,626,260          1,904,058
Accumulated net realized gain (loss) from investment transactions     1,901,661              658,302       (11,525,685)
Net unrealized appreciation of investments                           72,916,124           80,240,386         51,162,289
------------------------------------------------------------------------------------------------------------------------------------

Net assets                                                        $1,454,690,797        $953,810,591       $915,274,884
====================================================================================================================================
Authorized shares:
   Common                                                            200,000,000         200,000,000        200,000,000
   Preferred                                                           1,000,000           1,000,000          1,000,000
------------------------------------------------------------------------------------------------------------------------------------


8. Investment Composition
At April 30, 1999, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                                       Premium            Premium           Premium
                                                                       Income             Income 2          Income 4
------------------------------------------------------------------------------------------------------------------------------------

Education and Civic Organizations                                           5%                 3%                4%

Health Care                                                                 9                  8                 13

Housing/Multifamily                                                         1                  8                 10

Housing/Single Family                                                      11                 12                  7

Tax Obligation/General                                                     16                 17                 10

Tax Obligation/Limited                                                     14                  7                  7

Transportation                                                              7                  6                  7

U.S. Guaranteed                                                            10                 30                 15

Utilities                                                                  21                  7                 19

Water and Sewer                                                             5                  2                  7

Other                                                                       1                 --                  1
------------------------------------------------------------------------------------------------------------------------------------

                                                                          100%               100%              100%
------------------------------------------------------------------------------------------------------------------------------------


Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (55% for Premium Income, 48% for Premium Income 2 and 41% for Premium Income 4). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                              Financial Highlights
                                   (Unaudited)
          Selected data for a Common share outstanding throughout each period is as follows:




                                        Investment Operations


                                                             Net
                                                             Realized/
                    Beginning           Net                  Unrealized
                    Net Asset           Investment           Investment
                    Value               Income               Gain (Loss)        Total
Premium Income
Year Ended 10/31:
        1999 (a)   $15.66              $ .54               $ (.22)            $  .32
        1998        15.28               1.15                  .43               1.58
        1997        14.96               1.14                  .37               1.51
        1996        15.11               1.16                 (.09)              1.07
        1995        14.14               1.24                 1.01               2.25
        1994        16.30               1.26                (2.02)***           (.76)
Premium Income 2
Year Ended 10/31:
        1999 (a)    16.15                .58                 (.15)               .43
        1998        15.80               1.17                  .46               1.63
        1997        15.16               1.18                  .65               1.83
        1996        14.89               1.19                  .27               1.46
        1995        13.03               1.20                 1.88               3.08
        1994        15.60               1.18                (2.53)             (1.35)
Premium Income 4
Year Ended 10/31:
        1999 (a)    15.05                .54                 (.23)               .31
        1998        14.64               1.07                  .42               1.49
        1997        14.07               1.08                  .58               1.66
        1996        13.87               1.10                  .19               1.29
        1995        12.09               1.10                 1.81               2.91
        1994        14.87               1.07                (2.76)             (1.69)




                                   Less Distributions


                    Net            Net
                    Investment     Investment      Capital         Capital
                    Income         Income          Gains           Gains
                    To Common      To Preferred    To Common       To Preferred
                    Shareholders   Shareholders+   Shareholders    Shareholders+  Total
Premium Income
Year Ended 10/31:
        1999 (a)   $ (.43)         $(.10)          $(.07)            $(.02)       $ (.62)
        1998         (.88)          (.25)           (.06)             (.01)        (1.20)
        1997         (.94)          (.20)           (.03)              --          (1.17)
        1996         (.97)          (.20)           (.05)              --          (1.22)
        1995        (1.06)          (.22)            --                --          (1.28)
        1994        (1.17)          (.16)           (.07)              --          (1.40)
Premium Income 2
Year Ended 10/31:
        1999 (a)    (.47)          (.11)           (.04)             (.01)          (.63)
        1998        (.93)          (.24)           (.09)             (.02)         (1.28)
        1997        (.93)          (.26)            --                --           (1.19)
        1996        (.93)          (.26)            --                --           (1.19)
        1995        (.92)          (.30)            --                --           (1.22)
        1994        (.94)          (.24)           (.03)             (.01)         (1.22)
Premium Income 4
Year Ended 10/31:
        1999 (a)    (.41)          (.11)            --                --            (.52)
        1998        (.82)          (.26)            --                --           (1.08)
        1997        (.82)          (.27)            --                --           (1.09)
        1996        (.82)          (.27)            --                --           (1.09)
        1995        (.84)          (.29)            --                --           (1.13)
        1994        (.84)          (.20)           (.03)             (.01)         (1.08)


                                  Total Returns


                  Organization and
                  Offering Costs and
                  Preferred Share     Ending                                                        Ending
                  Underwriting        Net Asset    Ending          Based on         Based on Net    Net Assets
                  Discounts           Value        Market Value    Market Value**   Asset Value**   (000)
Premium Income
Year Ended 10/31:
        1999 (a)    $--             $15.36       $15.1875          3.29%            1.25%          $1,454,691
        1998         --              15.66        15.1875         10.60             8.86            1,473,755
        1997        (.02)            15.28        14.6250          7.81             8.89            1,449,660
        1996         --              14.96        14.5000          8.24             5.92            1,304,192
        1995         --              15.11        14.3750         16.88            14.84            1,313,673
        1994         --              14.14        13.2500        (19.13)           (5.88)           1,252,208
Premium Income 2
Year Ended 10/31:
        1999 (a)     --              15.95        16.0000         (2.21)            1.95              953,811
        1998         --              16.15        16.8750         15.98             8.93              959,840
        1997         --              15.80        15.5000         16.76            10.72              943,587
        1996         --              15.16        14.1250         14.94             8.28              917,603
        1995         --              14.89        13.1250         24.22            22.06              906,547
        1994         --              13.03        11.3750        (17.76)          (10.64)             830,600
Premium Income 4
Year Ended 10/31:
        1999 (a)     --              14.84        14.4375           .21             1.36              915,275
        1998         --              15.05        14.8125         14.54             8.58              923,004
        1997         --              14.64        13.6875         14.70            10.20              905,764
        1996         --              14.07        12.6875         11.57             7.53              882,563
        1995         --              13.87        12.1250         21.32            22.41              874,337
        1994        (.01)            12.09        10.7500        (19.12)          (13.29)             801,617





                                                            Ratios/Supplemental Data
                                      Ratio of Net                               Ratio of Net
                  Ratio of            Investment            Ratio of             Investment
                  Expenses to         Income to             Expenses to          Income to
                  Average             Average               Average Total        Average Total
                  Net Assets          Net Assets            Net Assets           Net Assets    Portfolio
                  Applicable to       Applicable to         Including            Including     Turnover
                  Common Shares++     Common Shares++       Preferred++          Preferred++   Rate
Premium Income
Year Ended 10/31:
        1999 (a)  1.13%*              7.03%*                .76%*                4.75%*        9%
        1998      1.14                7.41                  .77                  5.00          19
        1997      1.05                7.58                  .76                  5.51          10
        1996      1.03                7.76                  .75                  5.67          16
        1995      1.05                8.42                  .76                  6.13          12
        1994      1.06                8.38                  .77                  6.08          15
Premium Income 2
Year Ended 10/31:
        1999 (a)  1.12*               7.34*                 .77*                 5.04*          2
        1998      1.13                7.35                  .77                  5.03           7
        1997      1.14                7.73                  .77                  5.23          19
        1996      1.15                7.97                  .77                  5.34          24
        1995      1.17                8.54                  .77                  5.60          27
        1994      1.15                8.17                  .76                  5.41          26
Premium Income 4
Year Ended 10/31:
        1999 (a)  1.18*               7.31*                 .78*                 4.86*          9
        1998      1.19                7.23                  .79                  4.79          21
        1997      1.21                7.62                  .79                  4.98          26
        1996      1.22                7.89                  .79                  5.11          20
        1995      1.27                8.44                  .80                  5.35          32
        1994      1.38                8.08                  .88                  5.15          47



   * Annualized.

   ** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share.

   Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

   Total returns are not annualized.

   *** Includes $(.19) effect of the Fund's Rights Offering of shares at a price below NAV and costs of the offering.

   + The amounts shown are based on Common share equivalents.

   ++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

   (a) For the six months ended April 30, 1999.

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
Fund Information


Board of Directors
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
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and Shareholder Services
The Chase Manhattan Bank
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(800) 257-8787

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Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, we have updated or replaced our trading, fund management, and pricing systems at Nuveen - systems that directly affect our investors and their financial advisers - to address Year 2000 concerns.

We continue to work closely with our transfer agent, custodian, firms through whom we buy and sell portfolio securities, and other service partners to monitor the Year 2000 readiness of their systems, while addressing other remaining systems issues.

In addition, the Funds hold securities of issuers whose business operations leave them susceptible to Year 2000 concerns. We seek to evaluate an issuer's Year 2000 readiness as part of our initial and ongoing research of these issuers. This is only one of the many factors considered in determining whether
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We anticipate that all significant components of our Year 2000 review, repair,
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industry-wide testing of critical systems and receipt of satisfactory assurances
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Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 1999. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

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